EXHIBIT 10.3

                                THE PALMETTO BANK
                                  PENSION PLAN
                               AND TRUST AGREEMENT



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                                TABLE OF CONTENTS


                                                                                                            Page
INTRODUCTION               Name and Date of Agreement                                                        1

SECTION 1                  Definitions                                                                       1

SECTION 2                  Administration of Plan by Committee                                              20

SECTION 3                  Eligibility and Participation                                                    28

SECTION 4                  Employer Contributions                                                           31

SECTION 5                  Top Heavy Provision and Administration                                           34

SECTION 6                  Retirement Benefits                                                              38

SECTION 7                  Early Retirement                                                                 40

SECTION 8                  Later Retirement                                                                 41

SECTION 9                  Death Benefits                                                                   42

SECTION 10                 Disability Benefits                                                              43

SECTION 11                 Termination of Employment                                                        44

SECTION 12                 Annuity Requirements                                                             48

SECTION 13                 Distribution Requirements                                                        59

SECTION 14                 Trustee                                                                          72

SECTION 15                 Amendment and Termination of Plan                                                83

SECTION 16                 Restrictions Upon Termination of
                           Contributions                                                                    87

SECTION 17                 Limitation on Benefits                                                           91

SECTION 18                 Rollovers and Other Transfers                                                    99

SECTION 19                 Miscellaneous Provisions                                                        101

SECTION 20                 Voluntary Participant Contributions                                             103


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                                THE PALMETTO BANK
                                  PENSION PLAN
                               AND TRUST AGREEMENT


     AGREEMENT made this 19th day of December, 1994, by and between THE
PALMETTO BANK, a bank  organized  and existing  under the laws of the
State of South Carolina (hereinafter called "Employer"), and THE
PALMETTO BANK, as Trustee of the Trust herein created, (hereinafter called "Trustee").
     WHEREAS,  Employer  did  establish a Pension  Plan and Trust
Agreement  on September  1, 1958 which was amended on  December 1, 1972, and amended and restated on  December 9, 1975 and amended and  restated
on January 23, 1985 and  amended and  restated  on February  28, 1986 and amended on January 5, 1990,  December 31, 1991 and April 14, 1992;
and
    WHEREAS,  it is now deemed
necessary to amend and restate said Pension Plan and Trust Agreement.
    NOW, THEREFORE, Employer and Trustee mutually do covenant and agree to amend and restate  said  Pension  Plan and Trust  Agreement  by  substituting  in its entirety the  following:
                            SECTION 1 - Definitions
                            ---------   -----------
     When used herein,  the following  terms shall have the indicated meanings, unless the context clearly indicates otherwise:


    1.1 "Accrued Benefit" shall be the amount of retirement Annuity accrued as of any given date with respect to a Participant which shall be equal to his prospective retirement Annuity under the Plan at his Normal Retirement Date as determined by the Retirement Benefits Section, multiplied by the ratio that his total number of Years of Credited Service (not to exceed 35 Years

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of Credited Service) under the Plan and Trust as of such given date bears to the total  number  of Years of  Credited  Service  (not to exceed 35 Years of Credit
Service)  under the Plan and Trust he will have if he lives and  remains  in the employment of the Employer to his Normal Retirement Date; provided, however that such fraction shall not exceed one (1).
         1.2 "Actuarial  Equivalent"  shall mean a form of benefit  differing in time,  period,  or manner of payment from a specific  benefit provided under the
Plan,  but  having the same value  when  computed  using the 1971 GAM  Mortality
Table-Male,  at 7%, post-retirement,  and the 1971 GAM Mortality Table-Male,  at
7%,   pre-retirement   and  with   Beneficiaries   set  back  zero  (0)   years.
Notwithstanding  the preceding,  if this Plan otherwise  allows for payment of a benefit in the form of a lump sum payment,  then the present value of the vested lump sum Accrued Benefit shall be calculated  using an interest rate not greater than the  applicable  interest rate and the 1971 GAM Mortality  Table-Male  with
Beneficiaries  set back zero (0) years.  For this  purpose,  the "applicable interest  rate" shall mean the interest rate which would be used as of the first day of the Plan  Year  that  contains  the  proposed  distribution  (or  benefit commencement  date) by the Pension Benefit Guaranty  Corporation for the purpose of determining the present  value of a lump sum  distribution  upon a distress termination  of a trusteed  single  employer  plan. In the event this Section is amended,  the Actuarial  Equivalent of a Participant's  Accrued  Benefit on or
after the date of change shall be the greater of (a) the Actuarial Equivalent of the Accrued Benefit determined as of the date of change computed on the old

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basis, or (b) the Actuarial  Equivalent of the total Accrued Benefit computed on the new basis. If the vested Accrued Benefit using such rate is greater than Twenty-Five Thousand ($25,000) Dollars, then such rate shall be limited to one hundred twenty (120%) percent of the Pension Benefit Guaranty Corporation applicable interest rate.
         1.3 "Affiliated Employer" shall mean the Employer and any corporation which is a member of a controlled group of corporations (as defined in Code
Section 414(b)) which includes the Employer; any trade or business (whether or not incorporated) which is under common control (as defined in Code Section
414(c)) with the Employer; any organization (whether or not incorporated) which is a member of an affiliated service group (as defined in Code Section 414(m)) which includes the Employer; and any other entity required to be aggregated with the Employer pursuant to regulations under Code Section 414(o).
         1.4 "Age" shall mean an Employee's age on his birthday last preceding the date as of which the determination of his age is being made.
         1.5  "Anniversary Date" shall mean January 1.
         1.6 "Annuity" or "Annuity Contract" shall mean a series of monthly payments over an applicable period of time. An Annuity Contract shall be a qualified, nontransferable Annuity Contract and the terms of any Annuity contract purchased and distributed by the Plan to a Participant, spouse or Beneficiary shall comply with the requirements of this Plan.
         1.7 "Authorized Leave of Absence" shall mean a temporary cessation of active employment with the Employer pursuant to a

                                                         3

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nondiscriminatory  policy,  provided the  cessation was approved by the Employer and the Employee returns to work for the Employer not later than the expiration of such approved cessation of employment.
         1.8 "Beneficiary" or "Beneficiaries" shall mean such person or persons or legal entity as may be designated by a Participant to receive benefits hereunder after the Participant's death, or if the Participant fails to designate a Beneficiary, then the estate of the Participant, except as otherwise provided for in the Death Benefits Section and the Annuity Requirements Section where the Participant's spouse is the required Beneficiary.
         1.9 "Code" shall mean the Internal Revenue Code of 1986, and any amendments thereto.
        1.10 "Committee" shall mean the pension committee appointed by the Employer pursuant to the Administration of Plan by Committee
Section.
      1.11 "Compensation" shall mean the entire amount paid to an Employee by the Employer during the Plan Year as earnings for personal services reported on the Employee's Federal Income Tax Withholding
Statement (Form W-2), but excluding any benefits and credits under this or any other employee benefit plan of the Employer. Notwithstanding the preceding sentence, all Code Section 415 compensation during the entire Limitation Year shall be taken into account for determining the required minimum accrual of benefits for a Non-Key Employee if the Plan is a Top Heavy Plan and the required minimum benefit has not been other wise provided under Code Section 416(c). For Plan Years beginning after December 31, 1988 and before January 1, 1994,
Compen-

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sation in excess of $200,000 Dollars shall be disregarded. Such amount shall be adjusted at the same time and in such manner as permitted under Code Section 415(d) and shall be pro-rated if the Plan Year is less than twelve (12) full months. In determining the Compensation of a Participant for purposes of the aforesaid limitation, the rules of Code Section 414(q)(6) shall apply, except in applying such rules, the term "family" shall include only the spouse of the Participant and any lineal descendants of the Participant who have not attained age nineteen (19) before the close of the Plan Year. For purposes of determining Compensation under the integration level if this Plan has an integrated allocation formula, the family aggregation rules in the preceding sentence shall not apply. If this Plan has an integrated allocation formula, then for purposes of testing under Code Section
401(1), compensation as defined in Code Section 414(s) shall be used.
         In addition to other applicable limitations set forth in the Plan, and notwithstanding any other provision of the Plan to the contrary, for Plan Years beginning on or after January 1, 1994, the annual compensation of each Employee taken into account under the Plan shall not exceed the Omnibus Budget
Reconciliation Act of 1993 ("OBRA '93") annual compensation limit. The OBRA '93 annual compensation limit is $150,000, as adjusted by the Commissioner for increases in the cost of living in accordance with Section 401(a)(17)(B) of the Internal Revenue Code. The cost-of-living adjustment in effect for a calendar year applies to any period, not exceeding twelve (12) months, over which Compensation is determined ("determination period") beginning in such calendar

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year. If a determination  period consists of fewer than twelve (12) months,  the
OBRA '93  annual  compensation  limit  will be  multiplied  by a  fraction,  the numerator of which is the number of months in the determination  period, and the denominator of which is twelve (12).
         For Plan Years  beginning on or after January 1, 1994, any reference in this Plan to the limitation under Section  401(a)(17) of the Code shall mean the
OBRA '93 annual compensation limit set forth in this provision.
         If  Compensation  for any  prior  determination  period  is taken  into account in determining an Employee's benefits accruing in the current Plan Year, the Compensation for that prior determination period is subject to the OBRA '93 annual  compensation  limit in effect for that prior  determination  period. For this purpose,  for  determination  periods beginning before the first day of the first Plan Year  beginning  on or after  January  1,  1994,  the OBRA '93 annual
compensation   limit  is   $150,000.   Compensation   shall   include   Employer
contributions  made  pursuant  to a salary  reduction  agreement  which are not includible in the gross income of the Employee  under  Sections 125,  402(e)(3),
402(h) or 403(b) of the Internal Revenue Code.
         1.12 "Determination  Date" shall mean (a) the last day of the preceding
Plan Year, or (b) in the case of the first Plan Year,  the last day of such Plan
Year.
         1.13  "Disability"  shall mean total and  permanent  physical or mental incapacity of a  Participant  to perform the duties of his  employment  with the
Employer  unless such  physical or mental  incapacity  occurs as a result of the willfulness or gross negli-


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gence of the  Participant.  Such incapacity  shall be
established by a medical examination by a medical doctor selected or approved by the Committee. A Participant must be eligible for Social Security disability retirement in order for the Participant to be disabled under this Plan and Trust. Disability payments under this Plan and Trust shall be payable only for the time an Employee is eligible for and receiving disability payments under the Social Security Act.
         1.14 "Effective Date" of this amended and restated Plan and Trust shall be January 1, 1987 except as provided below for the following special Effective
Dates:
         (a) The benefit formula set forth in Section 6.3 is effec-tive January 1, 1992.

         (b) The requirements for Sections 11.5 and 13.2 are effe-ctive January 1, 1989.

         (c) The requirements for Sections 1.11 and 6.2 are effec-tive January 1, 1992.

         (d)      The requirements for Section 1.1 are effective January
                  1, 1992.

         (e) The vesting schedule set forth in Section 11.1 is effective January 1, 1989.

         (f)      The requirements for Section 1.17 are effective January
                  1, 1994.

         The Plan provision in effect prior to a special Effective Date above for such provision shall control until such special Effective Date.
         1.15 "Employee" shall mean any individual employed by the Employer other than an independent contractor. Any Leased Employee, as defined in Code
Section 414(n)(2), shall be treated as an Employee of the Employer. The preceding sentence shall not apply to any Leased Employees if such employees are covered by a

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money purchase pension plan as described in Code Section 414(n)(5) providing (a)
a nonintegrated employer contribution rate of at least ten (10%) percent of compensation as defined in Code Section 415(c)(3) but including amounts contributed pursuant to a salary reduction agreement which are excludable from the Employee's gross income under Code Sections 125, 402(a)(8), 402(h) or
403(b), (b) immediate participation, and (c) full and immediate vesting, and such Leased Employees, with respect to services performed after December 31, 1986, do not constitute more than twenty (20%) percent of the Employer's
Non-Highly Compensated Employee work force.
         1.16 "Employer" shall mean THE PALMETTO BANK and any subsidiary or affiliated company authorized by THE PALMETTO BANK to adopt and participate in this Plan and Trust.
         1.17 "Final Average Monthly Compensation" shall mean the average of the Participant's Compensation over the five (5) consecutive calendar year period which produces the highest average preceding his determination date and further divided by twelve (12); except that the "Final Average Monthly Compensation" used in determining the benefits for an Employee who has not been a Participant hereunder during such five (5) calendar year period shall be such Participant's
Compensation determined on an average monthly basis for the complete calendar years during which he was a Participant hereunder.
         1.18 "Five Percent Owner" shall mean any person who owns (or is considered as owning within the meaning of Code Section 318) more than five (5%) percent of the outstanding stock of the Employer or stock possessing more than five (5%) percent of the

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total  combined  voting  power of all  stock  of the  Employer.  In  determining percentage ownership hereunder, employers that would otherwise be aggregated under Code Sections 414(b), (c), and (m) shall be treated as separate employers.
         1.19 "Highly Compensated Employee" shall mean highly compensated active Employees and highly compensated former Employees.
         A highly compensated active Employee includes any Employee who performs service for the Employer during the determination year and who, during the look-back year: (a) received compensation from the Employer in excess of $75,000 (as adjusted pursuant to Code Section 415(d)); (b) received compensation from the Employer in excess of $50,000 (as adjusted pursuant to Code Section
415(d)) and was a member of the top-paid group for such year; or (c) was an officer of the Employer and received compensation during such year that is greater than fifty (50%) percent of the dollar limitation in effect under Code
Section  415(b)(1)(A).  The term Highly Compensated Employee also includes:  (i)
Employees  who  are  both  described  in the  preceding  sentence  if  the  term
"determination year" is substituted for the term "look-back year" and the Employee is one of the 100 Employees who received the most compensation from the Employer during the determination year; and (ii) Employees who are Five Percent
Owners at any time during the look-back year or determination year.
         If no officer has satisfied the compensation requirement of (c) above during either a determination year or look-back year, the highest paid officer for such year shall be treated as a Highly Compensated Employee.

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         For this purpose,  the  determination  year shall be the Plan Year. The look-back year shall be the twelve (12) month period  immediately  preceding the determination  year. Top-paid group means the group consisting of the top 20% of the Employees when ranked on the basis of compensation paid during such year.
         A  highly   compensated  former  Employee  includes  any  Employee  who separated  from  service  (or  was  deemed  to  have  separated)  prior  to  the
determination   year,   performs  no  service  for  the   Employer   during  the
determination year, and was a highly compensated active Employee for either the separation  year or any  determination  year  ending on or after the  Employee's fifty-fifth (55th) birthday.
         If any Employee is, during the  determination year or look-back year, a family member of either a Five Percent Owner who is an active or former Employee or a  Highly  Compensated  Employee  who  is one of the  ten  (10)  most  Highly
Compensated  Employees ranked on the basis of compensation  paid by the Employer during such year,  then the family member and the Five Percent Owner or top- ten
Highly Compensated Employee shall be aggregated. In such case, the family member and Five Percent Owner or top-ten Highly  Compensated  Employee shall be treated as a single Employee receiving  compensation and Plan contributions or benefits equal to the sum of such  compensation  and  contributions  or  benefits  of the family  member and Five Percent Owner or top-ten  Highly  Compensated Employee.
For  purposes  of this  Section,  family  member includes  the  spouse,  lineal ascendants and descendants of the Employee or former Employee and the spouses of such lineal ascendants and descendants.

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         The determination of who is a Highly  Compensated  Employee,  including the  determinations  of the number and  identity  of Employees in the  top-paid group,  the top 100 Employees,  the number of Employees  treated as officers and the  compensation  that is  considered,  will be made in  accordance  with  Code
Section 414(q) and the regulations thereunder.
         In  determining  Highly  Compensated  Employees,   Employers  shall  be
appropriately aggregated under Code Section 414(b), (c), (m) and (o).
         With respect to an Employee who separated  from service be fore January
1, 1987, such Employee will be included as a Highly Compensated Employee only if the  Employee  was a Five Percent  Owner or received  compensation  in excess of
$50,000  during (i) the Employee's  separation  year (or the year preceding such separation  year) or (ii) any year  ending on or after  such  Employee's  55th birthday (or the last year ending before such Employee's 55th birthday).
         For  purposes of this  Section,  compensation  shall mean  compensation determined  under  Code  Section  415(c)(3)  without  regard  to  Sections  125,
402(e)(3),  402(h)(1)(B) and in the case of Employer contributions made pursuant to a salary reduction agreement, without regard to Code Section 403(b).
         1.20  "Hour of Service" shall mean:
         (a)      each hour for which an Employee is paid, or entitled to
                  payment, for the performance of duties for the Employer
                  during the applicable period.

         (b)      each  hour for  which an  Employee  is paid,  or  entitled  to payment, on account of a period of time during which no duties
                  are  performed   (irrespective  of  whether  the  employment
                  relationship   has  terminated)  due  to  vacation,   holiday,
                  illness, incapacity (including disability or

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                  pregnancy), layoff, jury duty, military duty or Autho-
                  rized Leave of Absence.  Notwithstanding the foregoing:

                  (i) no more than 501 Hours of Service will be credited to an Employee on account of any single continuous period during which no duties are performed (whether or not such period occurs in a single Plan Year or other period); and

                 (ii) no credit for an Hour of Service will be given for which an Employee is directly or indirectly paid, or entitled to payment, on account of a period during which no duties were performed if such pay-ment is made or due under a plan maintained solely for the purpose of complying with applicable work men's compensation or unemployment compensation or disability insurance laws; and

                (iii) no credit for an Hour of Service will be given for payment which solely reimburses an Employee for medical or medically related expenses incurred by the Employee.

                           For purposes of this  subsection,  a payment shall be
                  deemed to be made by or due from the Employer, regardless of whether such payment is made by, or due from the Employer, directly or indirectly through, among others, a trust fund, or insurer to which the Employer contributes or pays premiums, and regardless of whether contributions made or due to the trust fund, insurer or other entity are for the benefit of a particular Employee or are on behalf of a group of Employees in the aggregate.

         (c) each hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by the Employer.

         Crediting of Hours of Service for back pay awarded or agreed to with respect to the periods described in (b) above shall be subject to the limitations of that Subsection.
         The same Hours of Service shall not be credited both under (a) or (b), as the case may be, and under (c) above of this Section.
         In the case of a payment which is made or due on account of a period during which an Employee performs no duties, and which results in the crediting of Hours of Service under (b) above of

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this  Section,  or in the case of an award or  agreement  for back  pay,  to the extent  that  such  award or  agreement  is made with  respect  to such a period described  in (b) above of this  Section,  the  number of Hours of Service to be
credited   shall  be  determined   pursuant  to  applicable   Labor   Department
regulations.
         The  computation  and crediting of Hours of Service shall be determined pursuant to Department of Labor regulations section 2530.200b-2(b) and (c).
         Nothing in this  Section  shall be  construed  as  denying an  Employee credit for an Hour of Service if credit is required by separate federal law.
         Military  service  shall mean service in the armed forces of the United
States if the Employer is required by applicable  federal law to re-employ such
Employee and reinstate such Employee's rights and benefits.
         Solely for purposes of determining  whether a One-Year Break in Service for participation and vesting purposes has occurred in a computation  period for
Plan Years  beginning  after 1984,  an individual  who is absent from work for maternity or paternity  reasons  shall  receive  credit for the Hours of Service which  would  otherwise  have  been  credited  to such  individual  but for such absence,  or in any case in which such Hours of  Service  cannot be  determined, eight  (8)  Hours of  Service  per day of such  absence.  For  purposes  of this paragraph,  an absence  from work for maternity or paternity  reasons  means an absence (a) by reason of the  pregnancy  of the  individual,  (b) by reason of a birth of a child of the  individual,  (c) by reason of the  placement of a child with the individual in connection with the adoption of such child by

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such  individual,  or (d) for  purposes  of caring  for such  child for a period beginning immediately following such birth or placement. The Hours of Service credited under this paragraph shall be credited (a) in the computation period in which the absence be gins if the crediting is necessary to prevent a One-Year
Break in Service in that period, or (b) in all other cases, in the following computation period.
         An Hour of Service with an Affiliated Employer shall be credited as an Hour of Service under this Plan. Hours of Service will also be credited for any individual considered an Employee for purposes of this Plan under Code Section
414(n) or Code Section 414(o) and the regulations thereunder. If the Employer is unable to determine the number of Hours of Service performed by an Employee from its records, the Employer shall credit Hours of Service for such Employee on the basis of weeks worked. An Employee will be credited with forty-five (45) Hours of Service if such Employee would be credited with at least one (1) Hour of Service during the week.
         1.21 "Inactive Participant" shall mean any Employee or former Employee who has ceased to accrue a benefit and on whose behalf an Accrued Benefit is maintained under the Plan.
         1.22 "Investment Manager" shall mean any party that (a) is either (i) registered as an investment advisor under the Investment Advisors Act of 1940, or (ii) a bank, or (iii) an insurance company; (b) acknowledges in writing that it is a fiduciary with respect to the Plan; and (c) is granted the power to manage, acquire, or dispose of any asset of the Plan.

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         1.23 "Key Employee" shall mean any Employee or former Employee (and his
Beneficiaries)   who,  at  any  time  during  the  Plan  Year   containing   the
Determination Date or any of the preceding four (4) Plan Years, is or was:

         (a) an officer of an Employer having annual compensation greater than fifty (50%) percent of the amount in effect under Code
                  Section 415(b)(1)(A) for any such Plan Year;

         (b)      an owner (or  considered  an owner under Code  Section 318) of one of the ten  largest  interests  in the  Employer if such individual's  annual  compensation  exceeds one hundred (100%)
                  percent  of  the   dollar   limitation   under  Code   Section
                  415(c)(1)(A);

         (c)      a "Five Percent Owner" of the Employer; or

         (d) a "One Percent Owner" of the Employer having an annual compensation from the Employer of more than $150,000.

         Annual  compensation  means  compensation  as defined  in Code  Section
415(c)(3)  but  including  amounts  contributed  by the Employer  pursuant to a salary  reduction  agreement  which are excludible from the  Employee's  gross income under Code Section 125, Code Section  402(a)(8),  Code Section  402(h) or
Code Section 403(b) of the Code. The determination of who is a Key Employee will
be  made  in  accordance  with  Code  Section   416(i)(1)  and  the  regulations
thereunder.
         1.24 "Leased  Employee"  shall mean any person (other than a common law
Employee of the Employer) who pursuant to an agreement between the recipient and any other  person  ("leasing  organization") has  performed  services  for the recipient (or for the Employer and related persons determined in accordance with
Code Section  414(n)(6)) on a substantially  full time basis for a period of at least  one year and such  services  are of a type  historically  performed  by
Employees in the business  field of the recipi-

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ent  Employer.  Contributions  or  benefits  provided  a  Leased Employee by the leasing  organization  which  are  attributable  to  services  performed for the recipient  Employer shall be treated as provided by the  recipient  Employer.  A
Leased Employee shall be  credited  with  service  performed  for  an Affiliated
Employer.
         1.25  "Limitation  Year"  shall be the twelve  (12)  consecutive  month period beginning on January 1 and ending on December 31.
         1.26  "Named Fiduciary" shall be the Pension Committee.
         1.27  "Non-Key Employee" means any Employee who is not a Key
Employee.
         1.28 "Normal  Annuity  Form" shall be a single  retirement  Annuity for life with sixty (60) guaranteed monthly payments. Such Normal Annuity Form shall provide monthly payments to the  Participant,  the first payment becoming due on such  Participant's  Normal  Retirement  Date, as defined herein,  if he is then living,  and subsequent  payments of a like amount monthly thereafter during the lifetime of such  Participant,  terminating  with the last payment due preceding the death of such  Participant;  provided,  however,  that if the death of the
Participant  shall occur after the first of such monthly payments and before the guaranteed monthly payments have been made, the remaining  guaranteed  payments will be paid to the Beneficiary authorized to receive such payments.
         1.29  "Normal   Retirement  Age"  shall  mean  the  day  on  which  the
Participant attains his sixty-fifth (65th) birthday.
         1.30 "Normal  Retirement Date" shall mean the first day of the calendar month  coinciding  with or next following the Participant's Normal  Retirement
Age.

                                       16


         1.31 "One-Year Break in Service" shall mean the applicable computation period during which an Employee has not completed more than 500 Hours of Service with the Employer. An Authorized Leave of Absence shall not cause a One-Year Break in Service. The applicable computation period shall mean the period or periods used in the definition of Year of Service.
         1.32 "Participant" shall mean any Employee of the Employer who has met the eligibility requirements and participation requirements of this Plan, who becomes a Participant in this Plan and who is entitled to accrue benefits in the Plan and Trust pursuant to the terms hereof.
         1.33 "Plan" shall mean the defined benefit pension plan of the Employer as set forth in and by this document and all subsequent amendments thereto.
         1.34  "Plan Administrator" shall be the Employer.
         1.35  "Plan Name" shall be THE PALMETTO BANK PENSION PLAN.
         1.36 "Plan Year" shall be the twelve (12) consecutive month period beginning on January 1 and ending on December 31.
         1.37 "Shareholder-Employee" shall mean a Participant who owns more than five (5%) percent of the Employer's outstanding capital stock interest during any year in which the Employer elects to be taxed as an "S" corporation under the Code.
         1.38 "Super Top Heavy Plan" shall mean, for Plan Years commencing after December 31, 1983, that, as of the Determination Date, the sum of (a) the Present Value of Accrued Benefits of Key Employees, and (b) the Aggregate Accounts (as defined in the Top Heavy Provision and Administration Section) of Key Employees under this Plan and all plans of an Aggregation Group, exceeds ninety (90%) percent of the Present Value of Accrued Benefits and the Aggregate Accounts of all Participants under this Plan and all plans of an Aggregation Group.
         1.39 "Taxable Year" shall mean the twelve (12) consecutive month period beginning on January 1 and ending on December 31.
         1.40 "Top Heavy Group" shall mean an Aggregation Group in which, as of the Determination Date, the sum of:

         (a) the Present Value of Accrued Benefits of Key Employees under all defined benefit plans included in the group, and

         (b) the Aggregate Accounts of Key Employees under all de-fined contribution plans included in the group,

exceeds sixty (60%) percent of a similar sum determined for all Participants.
         1.41 "Top Heavy Plan" shall mean, for Plan Years commencing after December 31, 1983, that, as of the Determination Date, the sum of (a) the Present Value of Accrued Benefits of Key Employees under this Plan and (b) the Aggregate Accounts of Key Employees under this Plan and all plans of an Aggregation Group, exceeds sixty (60%) percent of the Present Value of Accrued Benefits and the Aggregate Accounts of all Participants under this Plan and all plans of an Aggregation Group.
         1.42 "Top Heavy Plan Year" shall mean that, for a particular Plan Year commencing after December 31, 1983, the Plan is a Top Heavy Plan as defined herein.
         1.43 "Trust" as herein used shall mean the legal entity resulting from the agreement between the Employer and the Trustee by which the contributions hereunder shall be made, received, held, invested, reinvested and disbursed to or for the benefit of the Participants or their Beneficiaries, or both, according to the terms of this Plan.
         1.44 "Trust Fund" shall mean all funds received by the Trustee, together with all income, profits, gains, losses, or increments thereon.
         1.45 "Trustee" shall mean a corporation, association, individual, group of individuals, or any combination of them, or any successor or successors who shall accept the designation and enter into the duties of Trustee as specifically set forth in this Trust Agreement.
         1.46 "Valuation Date" shall mean the Anniversary Date or any other date as of which the Trustee makes any valuation of the Trust Fund and specifically designates such date a Valuation Date.
         1.47 "Year of Credited Service" shall mean each Year of Service for accrual of benefits that the Employee completes. A Participant shall be credited with a Year of Credited Service for accrual of benefits in this Plan if he completes 1,000 Hours of Service as an Employee during a Plan Year, except as otherwise specifically required herein.
         1.48  "Year of Service" shall mean for purposes of

         (a)      eligibility to participate in this Plan, a period of
                  twelve consecutive months, as hereinafter set forth, during which an Employee completes at least 1,000 Hours of Service. The initial eligibility computation period to be taken into account for this purpose shall be the twelve consecutive month period commencing with the day on which the Employee first performs an Hour of Service ("employment year"). The eligibility computation period shall shift to the Plan Year. The first Plan Year so used shall be the Plan Year which includes the first anniversary of the day on which the Employee first performs an Hour of Service. An Employee who is credited with 1,000 Hours of Service in both the ini-tial eligibility computation period and the first Plan Year which commences prior to the first anniversary of the Employee's initial eligibility computation period will be credited with two (2) Years of Service for purposes of eligibility to participate.

         (b) vesting in this Plan, a Plan Year during which an Employee completes at least 1,000 Hours of Service.

         (c) for all other purposes, a Plan Year during which an Employee completes at least 1,000 Hours of Service.

         A Year of Service with an Affiliated Employer and a predecessor employer that maintained this Plan shall be credited as a Year of Service with the Employer for purposes of vesting and eligibility to participate in this Plan. Any employee of the Bank of Hodges who was an employee on July 5, 1988 which was the date Employer merged with the Bank of Hodges will be given credit for Years of Service with the Bank of Hodges for eligibility to participate and vesting in this Plan. No Years of Service with the Bank of Hodges shall be credited for any other purpose.
                 SECTION 2 - Administration of Plan by Committee
                 ---------   -----------------------------------
         2.1 The Employer hereby delegates its administrative duties and responsibilities in connection with the administration of this Plan to the Committee who shall an individual or individuals designated by the Employer.
         2.2 The  Committee  shall  appoint a chairman  and a secretary  and may appoint an acting chairman and an acting secretary. One person may hold more than one position on the Committee.
         2.3 The Committee shall hold meetings upon such notice, at such place and at such times as they may from time to time deter mine. Notice of a meeting shall not be required if waived in writing, or if all of the members are present at the meeting. A majority of the members of the Committee at any time in office shall constitute a quorum. All resolutions or other actions taken by the Committee at any meeting shall be by vote of a majority present at any such meeting and entitled to vote. Resolutions may be adopted or other action taken without a meeting upon written consent signed by all of the members.
         2.4 The Committee shall maintain full and complete records of their deliberations and decisions. The minutes of their proceedings shall be conclusive proof of the facts of the operation of the Plan. Their records shall contain all relevant data pertaining to individual Participants and their rights under the Plan and in the Trust Fund.
         2.5 The members of the Committee shall be bonded to the extent required by law.
         2.6 No fee or compensation shall be paid to any member for his services as such, but any expenses properly incurred by the Committee shall be paid or reimbursed by the Trust Fund unless voluntarily paid by Employer.
         2.7 The Committee shall have the duty and complete authority to interpret and construe the provisions of the Plan and this Agreement, and to decide any dispute which may arise regarding the rights and benefits of any Participant, his legal representatives or Beneficiaries, which determinations shall apply uniformly to all persons similarly situated and shall be binding and conclusive upon all interested persons. The Committee may adopt rules, regulations or by-laws for use in the administration of the Plan, appoint agents and compensate them, and, in general, direct the administration of this Plan. Interpretation and administration of this Plan and Trust shall always be made with the fundamental purpose that the Plan and Trust is a retirement plan qualified under Code Section 401.
         2.8 Any member of the Committee may resign at any time and may be removed with or without cause by the Employer. The Employer may (but shall not be required to) appoint a successor to fill any vacancy in the membership of the Committee and shall notify Trustee of any such appointment.
         2.9 The  Committee  or its  designee  shall,  within a reason able time preceding a Participant's Normal Retirement Date, consult and advise such Participant concerning his benefits, options and rights under the Plan.
         2.10 The Committee may correct errors and, so far as practicable and in conformity with the Code and other applicable law and regulations, may adjust any benefit or payment or credit accordingly.
         2.11 The Committee shall determine the eligibility of Employees in accordance with the provisions of this Plan from in formation furnished to it by Employer in accordance with the request of the Committee.
         2.12 On or about the date upon which Employer shall make payment of any contribution under the Plan by payment to the Trustee, the Committee shall deliver to the Trustee a schedule showing the names of the Participants, Inactive Participants and Beneficiaries, the Compensation of each Participant for the Plan Year, the amount of Employer contributions, the amount of each Participant's contributions, if any, the names of the Inactive Participants whose employment was terminated during the Plan Year with forfeitures, if any, and such other information as shall be necessary for the Trustee to accrue benefits to the Participants (unless the Trustee and Committee have agreed in writing that the Committee is responsible for accruing benefits).
         2.13  In  any  case  involving  the  termination  of  employment  of  a
Participant or any question as to vested interest, the Commit tee shall determine the percentage of vesting and shall communicate its determination to the Trustee. If a terminated Participant's benefits are to be received or invested in Annuity Con tracts, the Committee shall make proper application for such an Annuity to an insurance company and shall direct the Trustee to purchase said Annuity Contract and deliver it in accordance with the Committee's instructions after taking into account the consent requirements of Code Section 401(a)(11), Code Section 417 and the Annuity Requirements Section.
         2.14 The Committee shall be the agent for service of legal process.
         2.15 The Committee is authorized to secure such legal, medical, accounting, actuarial, or other consultant's advice, and to appoint qualified appraisers of real, personal, or intangible property, and to pay their reasonable expenses and compensation from the Trust Fund, unless the Employer voluntarily makes such payments.
         2.16 In the event and to the extent not insured against by any insurance company, the Employer shall indemnify and hold harmless the Committee members, their assistants and representatives from and against any and all claims, demands, suits, losses, damages and any other liability arising from their responsibilities in connection with the Plan or Trust, unless the same is determined to be due to gross negligence or willful misconduct.
         2.17 A Participant, Inactive Participant or Beneficiary shall have the right to file a claim, inquire if he has any right to benefits and the amounts thereof, or appeal the denial of a claim.
         A claim will be considered as having been filed when a writ ten communication is made by the Participant or his authorized representative who brings his claim request to the attention of the Plan Administrator or any member of the Committee.
         The Committee shall notify the claimant in writing within ninety (90) days after receipt of the claim if the claim is wholly or partially denied. If an extension of time beyond the initial ninety (90) day period for processing the claim is required, written notice of the extension shall be provided the claimant prior to the termination of the initial ninety (90) day period. In no event shall the extension exceed a period of ninety (90) days from the end of
the  initial   period.   The  extension  notice  shall  indicate  the  special
circumstances requiring an extension of time and the date by which the Committee expects to render a final decision.
         Notice of a wholly or partially denied claim for benefits will be in writing in a manner calculated to be understood by the claimant and shall include:
         (a)      The reason or reasons for denial;

         (b) Specific reference to the Plan provisions that apply in the case;

         (c) A description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why such material or information is necessary; and

         (d)      An explanation of the Plan's claim appeal procedure.

         If a claim is denied, the claimant may file an appeal asking the Committee to conduct a full and fair review of his claim. An appeal must be made in writing no more than sixty (60) days after the claimant receives written notice of the denial. The claimant may review any documents that apply to the case and may also submit points of disagreement and other comments in writing along with the appeal.
         The decision of the Committee regarding the appeal shall be given to the claimant in writing no later than sixty (60) days following receipt of the appeal. However, if the Committee, in its sole discretion, grants a hearing, or there are special circumstances involved, the decision will be given no later than one-hundred twenty (120) days after receiving the appeal. If such an extension of time for review is required because of special circumstances, written notice of the extension shall be furnished to the claimant prior to the commencement of the extension. The decision shall include specific reasons for the decision, written in a manner calculated to be understood by the claimant, as well as specific references to the pertinent Plan provisions on which the decision is based.
         2.18 The Committee from time to time may appoint one or more Investment Managers to direct or approve all investments and reinvestments of the Trust Fund, by written notice to the Trustee. However, until notified to the contrary by the Committee, the Trustee is responsible for all investments and reinvestments.

After the Committee has notified the Trustee of its appointment of an Investment Manager to direct or approve investments and reinvestments, the Investment Manager then shall become responsible for any and all investments and reinvestments made by it. The Trustee may rely upon the directions and instructions of the Committee and Investment Manager without being in any way liable or responsible for the consequences.
         2.19 The Committee from time to time, either itself or through its duly appointed agents, may direct or approve all in vestments and reinvestments of the Trust Fund, by written notice to the Trustee. However, until notified to the contrary by the Committee, the Trustee is responsible for all investments and reinvestments. After the Committee has notified the Trustee of its intention to direct or approve investments and reinvestments, the Committee then shall become responsible for any and all investments and reinvestments made pursuant to such direction or approval. The Trustee may rely upon the directions and instruc-tions of the Committee without being in any way liable or responsible for the consequences.
         2.20 The Committee shall have the responsibility for developing a funding policy for the Plan, if required, and shall communicate such funding policy to the Trustee, or other Investment Manager, and shall see to it that the funding policy is carried out.
         2.21 If a Participant or a Beneficiary receives a qualifying rollover distribution from the Plan, the Committee shall provide a written explanation to the recipient (a) that the distribution will not be taxed currently to the extent trans-
ferred to another qualified plan or individual retirement account within  sixty
(60) days after the date on which the recipient received the distribution, and
(b) of income averaging and capital gains provisions, if applicable. In the case of a series of distributions the notice shall explain that the sixty (60) day period does not begin to run until the last distribution is made.
         2.22 If any person entitled to receive any benefit here under shall be a minor child or incompetent person, but no legal representative has been appointed for him or her, the Committee may, in its discretion, cause any benefit otherwise payable to such person to be paid to the conservator, parent or guardian or spouse of such person, or to the institution maintaining such person, or to the individual having custody of such person, or may otherwise cause the same to be applied for the benefit of such person in any manner which the Committee may deem proper, without regard to the duty of any person to support such minor or incompetent person, and without regard to any other funds which may be available for the purpose, and, in the case of any payment made for the benefit of such person in any of the manners just authorized, the receipt by the person to whom the payment is made shall be in full discharge of all liability under the Plan and Trust in respect of such payment. Deposit to the credit of a Participant or Beneficiary in any bank, savings and loan or trust company shall be deemed payment into the hands of such person.
         2.23 Notwithstanding anything in this Plan and Trust to the contrary, the Trustee and Committee may agree in writing that the Committee will perform certain record keeping functions delegated to the Trustee herein and in such event the Trustee shall be fully relieved of such duties.
                    SECTION 3 - Eligibility and Participation
                    ---------   -----------------------------
         3.1 Any salaried Employee who has completed one (1) Year of Service and has attained the age of twenty-one (21) shall be eligible to participate in this Plan as of the earlier of the January 1 or July 1 next following the date upon which the Employee has completed the aforesaid service and age requirements, provided such Employee is so employed on such January 1 or July 1. A Leased
Employee shall not be eligible to participate in this Plan. An hourly paid Employee shall not be eligible to participate in this Plan. Any Employee who was participating in this Plan on the day before the Effective Date of this amended and restated Plan shall continue to participate in this Plan subject to the other requirements herein. Any Employee who is included in a unit of Employees covered by an agreement in which retirement benefits are the subject of good faith bargaining between Employee representatives and the Employer shall not be eligible to participate in this Plan.
         3.2 Notwithstanding the positive statements herein as to eligibility, participation in this Plan by an Employee shall be entirely voluntary on the part of each Participant. An Employee shall automatically participate in this Plan upon becoming eligible unless the Employee elects not to participate in the Plan. The election not to participate must be in writing, signed by the Employee, and delivered to the Committee before the Anniversary Date. An Employee who elects not to participate may apply for participation not later than thirty (30) days prior to any suc-ceeding Anniversary Date of the Plan and Trust, and upon meeting the other requirements for participation, his participation shall commence as of the next Anniversary Date after the application is made. Such Employee shall have the same Normal Retirement Date as would have been the case if he had applied for participation when first eligible. The benefits for any such Participant applying for participation as of any Anniversary Date after the Anniversary
Date when first eligible shall be the benefits as determined in the Retirement Benefits Section, multiplied by the ratio of the number of completed Years of Service he will have under the Plan and Trust if he lives and continues in the employment of the Employer until his Normal Retirement Date, to the number of completed Years of Service he would have had under the Plan and Trust had he become a Participant when first eligible.

         3.3 For purposes of determining Years of Service for eligibility to participate in this Plan, the following Years of Service with the Employer shall not be taken into account:

         (a) In the case of any Employee who has any One-Year Break in Service, Years of Service before such break shall not be taken into account until such Employee has completed one Year of Service after such break, at which time the Employee shall participate retroactively to the re-employment commencement date; and

         (b) For Plan Years beginning after 1984, in the case of an Employee who does not have any non-forfeitable right to the Accrued Benefit derived from Employer contribu-tions, Years of Service before a period of consecutive One-Year Breaks in Service will not be taken into account in computing Years of Service for eligibility to participate if the number of consecutive One-Year Breaks in Service in such period equals or exceeds the greater of five (5) or the aggregate number of Years of Service. Such aggregate number of Years of Service will not include any Years of Service disregarded under the preceding sentence by reason of prior breaks in service.

         In regard to (b) above, if the Employee's Years of Service are disregarded, such Employee will be treated as a new Employee for eligibility purposes. If the Employee's Years of Service may not be disregarded under (b), such Employee shall continue to participate in this Plan, or, if terminated, shall participate as provided in (a) above.
         The benefits for such former Employee shall not include any benefits previously distributed to him unless the former Employee returns them to this Plan and Trust as provided for herein. The re-employment commencement date is the first day on which the Employee is credited an Hour of Service for the performance of duties after the first eligibility computation period in which the Employee incurs a One-Year Break in Service.
         3.4 If, in any Plan Year, any person who should not have been included as a Participant in the Plan is erroneously included and discovery of such incorrect inclusion is not made until after a contribution for the year has been made, the appropriate Employer shall not be entitled to recover the contribution made with respect to the ineligible person regardless of whether or not a deduction is allowable with respect to such contribution. In such event, the amount contributed with respect to the ineligible person shall constitute a forfeiture for the Plan Year in which the discovery is made.
         3.5 In the event a Participant is no longer a member of an eligible class of Employees and becomes ineligible to participate but has not incurred a One-Year Break in Service, such Employee will participate immediately upon returning to an eligible class of Employees. If such Participant incurs a One-Year Break in

Service, eligibility to participate will be determined under the break in service rules in this Plan. In the event an Employee who is not a member of the eligible class of Employees becomes a member of the eligible class, such
Employee will participate immediately if such Employee has satisfied the minimum age and service requirements and would have otherwise previously become a Participant.
                       SECTION 4 - Employer Contributions
                       ---------   ----------------------
         4.1 The Employer shall pay over to the Trustee from time to time the sums of money required to provide the benefits set forth in this Agreement. Further, the Employer, at its option, may pay all or any part of the expenses and fees of administration of this Trust. Any expenses or fees not paid by the Employer shall be paid from the Trust Fund.
         4.2 Subject to full funding limitations, the Employer shall contribute as a minimum the normal costs of the Plan plus amortization of any past service liabilities over no more than thirty (30) years. The Employer shall maintain each year a minimum funding standard account for the purpose of determining whether or not the Plan is meeting the funding requirements. The funding standard account shall be charged in each Plan Year with the normal costs for that Plan Year, and with the minimum amortization payment required for initial past service costs and with increases in Plan liabilities, experience losses, and waived contributions for each Plan Year. The account shall be credited in each Plan Year for Employer contributions made for that Plan Year and with amortized portions of Plan cost decreases resulting from Plan amendments and experience gains, and with amounts of any waived contributions. If the account has a positive balance at the end of the Plan Year (i.e., credits exceed charges), such balance will be credited with interest (at the rate used to determine Plan costs). Therefore, the need for future contributions to meet the minimum funding standards will be reduced to the extent of the positive balance, plus the interest credit appearing at the end of the Plan Year. On the other hand, if the account shows a deficit balance, the deficiency is to be charged with interest (also at the rate used to determine Plan costs). In the event the Employer would otherwise incur substantial business hardship, and if application of the minimum funding requirements would be adverse to Plan Participants in the aggregate, the Internal Revenue Service upon application by the Employer may waive the requirement of current payment of part or all of a Plan Year's contributions of normal costs, and amounts needed to amortize past service liabilities and experience losses. If waiver of funding is granted by the Internal Revenue Service, the amount waived (plus interest) shall be amortized not less rapidly than ratably (including interest) over fifteen (15) years, and no more than three (3) waivers may be granted for any fifteen (15) consecutive years. Also, the Secretary of Labor may extend the amortization period for an amortization of past service costs up to an additional ten (10) years, on a showing of economic hardship.
         4.3 An enrolled actuary shall be retained by the Plan. Such actuary shall prepare an actuarial statement as required by pertinent regulations of the Department of Treasury and Department of Labor.

         4.4 The provisions of this Employer Contributions Section shall be deemed the procedure for establishing and carrying out the funding policy and method of this Plan. Such funding policy and method shall be consistent with the objectives of this Plan and with the requirements of Title I of the Employee Retirement Income Security Act of 1974, as amended ("ERISA").
         4.5 All contributions made to this Plan and Trust by the Employer are expressly made upon the condition that such contributions are fully deductible for income tax purposes unless the Employer otherwise specifies in writing. Contributions made by the Employer to the Plan shall be made irrevocably and it shall be impossible for the assets of the Plan to inure to the benefit of the Employer or to be used in any manner other than for the exclusive purpose of providing benefits to Participants, retired Participants, and Beneficiaries, and for defraying reasonable expenses of administering the Plan; provided, however, that,
         (a) if the Plan does not initially qualify by the Internal Revenue Service, then any contribution made to the Plan by the Employer must be returned to the Employer within one (1) year after the date of denial of qualification of the Plan;

         (b) if a contribution is made by the Employer by a mistake of fact, such contribution must be returned to the Employer within one (1) year after the payment of the contribution; or

         (c)      to the  extent the  deduction  for a  contribution  under Code
                  Section 404 is disallowed, the contribution (to the extent disallowed) must be returned to the Employer within one (1) year after the disallowance of the deduction.

         4.6 Unless otherwise specifically provided in this Plan and Trust, a Participant must have a Year of Credited Service for accrual of benefits during a Plan Year in order to accrue benefits for such Plan Year.
               SECTION 5 - Top Heavy Provision and Administration
               ---------   --------------------------------------
         5.1 For any Top Heavy Plan Year, the Plan hereby provides the following:

         (a)      special vesting requirements of Code Section 416(b);

         (b) special minimum accrual of benefits requirements of Code Section 416(c); and

         (c)      special Compensation requirements of Code Section
                  416(d).

         5.2 The Present Value of Accrued Benefit for a Participant in a defined benefit plan shall be determined:

         (a) As of the most recent "actuarial valuation date", which is the most recent Valuation Date within a twelve (12) month period ending on the Determination Date.

         (b) For the first Plan Year, as if (i) the Participant terminated service as of the Determination Date; or (ii) the Participant terminated service as of the actuarial Valuation Date, but taking into account the estimated Present Value of Accrued Benefits as of the Determination Date.

         (c) For any other Plan Year, as if the Participant termi-nated service as of the actuarial valuation date.

         (d) The actuarial valuation date shall be the same date used for computing the defined benefit plan minimum funding costs, regardless of whether a valuation is performed that Plan Year.

         5.3 The calculation of a Participant's Present Value of Accrued Benefit as of a Determination Date shall be the sum of:

         (a) The Present Value of Accrued Benefit using the Actuar-ial Equivalent assumptions in this Plan (including this Plan's Actuarial Equivalent assumptions if this Plan and one or more plans are in an Aggregation Group). If an Aggregation Group includes two (2) or more defined benefit plans, the same actuarial assumptions must be used with respect to all such plans and must be speci-fied in such plans. Proportional subsidies shall be ignored when testing for a Top Heavy Plan. Non-propor-tional subsidies as defined in Regulations 1.416-1 shall be considered when testing for a Top Heavy Plan. For purposes of determining whether the Plan is a Top Heavy Plan, a Participant's Accrued Benefit (other than a Key Employee) in a defined benefit plan will be determined under a uniform accrual method which applies to all defined benefit plans maintained by the Employer, or where there is no such method, as if the benefit accrued not more rapidly than the slowest rate of accrual permitted under the fractional accrual rule of Code Section 411(b)(1)(C);

         (b) Any Plan distributions made within the Plan Year that includes the Determination Date or within the four (4) preceding Plan Years. However, in the case of distri-butions made after the Valuation Date and prior to the Determination Date, such distributions are not included as distributions for top heavy purposes to the extent that such distributions are already included in the Participant's Aggregate Account balance as of the Val-uation Date. Notwithstanding anything herein to the contrary, all distributions, including distributions made prior to January 1, 1984, will be counted;

         (c) Any Employee contributions, whether voluntary or manda-tory. However, amounts attributable to tax deductible qualified employee contributions shall not be consider-ed to be a part of the Participant's Aggregate Account balance;

         (d) With respect to unrelated rollovers and plan-to-plan transfers (ones which are both initiated by the Employ-ee and made from a plan maintained by one employer to a plan maintained by another employer), if this Plan pro-vides for rollovers or plan-to-plan transfers, it shall always consider such rollovers or plan-to-plan trans-fers as a distribution for purposes of this Section.
                  If this Plan is the plan accepting such rollovers or plan-to-plan transfers, it shall not consider such rollovers or plan-to-plan transfers accepted after December 31, 1983 as part of the Participant's Aggre-gate Account balance. However, rollovers or plan-to-plan transfers accepted prior to January 1, 1984 shall be considered as part of the Participant's Aggregate Account balance; and

         (e) With respect to related rollovers and plan-to-plan transfers (ones either not initiated by the Employee or made to a plan maintained by the same employer), if this Plan provides for rollovers or plan-to-plan trans-fers, it shall not be counted as a distribution for purposes of this Section. If this Plan is the plan accepting such rollovers or plan-to-plan transfers, it shall consider such rollovers or plan-to-plan transfers as part of the Participant's Aggregate Account balance, irrespective of the date on which such rollover or plan-to-plan transfer is accepted.

         5.4 Aggregation Group shall mean either a Required Aggregation Group or a Permissive Aggregation Group as hereinafter determined:

         (a) In determining a Required Aggregation Group hereunder, each plan of the Employer in which at least one Key Employee participates, or participated at any time during the determination period (regardless of whether the plan has terminated), and each other plan of the Employer which enables any plan in which a Key Employee participates to meet the requirements of Code Sections 401(a)(4) or 410, will be required to be aggregated. Such group shall be known as a Required Aggregation Group.

                  In the case of a Required Aggregation Group, each plan in the group will be considered a Top Heavy Plan if the Required Aggregation Group is a Top Heavy Group. No plan in the Required Aggregation Group will be considered a Top Heavy Plan if the Required Aggregation Group is not a Top Heavy Group.

         (b) The Employer may also include any other plan not required to be included in the Required Aggregation Group, provided the resulting group, taken as a whole, would continue to satisfy the provisions of Code Section 401(a)(4) and 410. Such group shall be known as a Permissive Aggregation Group.

                  In the case of a Permissive Aggregation Group, only a plan that is part of the Required Aggregation Group will be considered a Top Heavy Plan if the Permissive Aggregation Group is a Top Heavy Group. No plan in the Permissive Aggregation Group will be considered a Top Heavy Plan if the Permissive Aggregation Group is not a Top Heavy Group.

         (c) Only those plans of the Employer in which the Determination Dates fall within the same calendar year shall be aggregated in order to determine whether such plans are Top Heavy Plans.

         5.5 In the case of a defined contribution plan, a Participant's Aggregate Account shall be as determined under the provisions of the applicable defined contribution plan.

         5.6 Annual Compensation of each Employee taken into account during any Top Heavy Plan Year shall not exceed the sum of Two Hundred Thousand ($200,000) Dollars, or One Hundred Fifty Thou sand ($150,000) Dollars for Plan Years after 1983 (subject to an annual cost of living increase as determined by Treasury regulations).
         5.7 If any Participant is a Non-Key Employee for any Plan Year, but such Participant was a Key Employee for any prior Plan Year, such Participant's Present Value of Accrued Benefit or Aggregate Account balance shall not be taken into account for purposes of determining whether this Plan is a Top Heavy Plan (or whether any Aggregation Group which includes this Plan is a Top Heavy Group). If a Participant has not performed services for any Employer maintaining the Plan at any time during the five (5) year period ending on the Determination Date, any Accrued Benefit for such Participant shall not be taken into account for purposes of determining whether this Plan is a Top Heavy Plan.
         5.8 "Aggregate Account" shall mean, with respect to each Participant, the Actuarial Equivalent of the present value of a Participant's Accrued Benefit, whether attributable to Employer or Employee contributions.
         5.9 "One Percent Owner" shall mean any person who owns (or is considered as owning within the meaning of Code Section 318) more than one (1%) percent of the outstanding stock of the Employer or stock possessing more than one (1%) percent of the total combined voting power of all stock of the Employer. In determining percentage ownership hereunder, employers that would otherwise be aggregated under Code Sections 414(b), (c) and (m) shall be treated as separate employers.
                         SECTION 6 - Retirement Benefits
                         ---------   -------------------
         6.1 The amount of retirement income of the Normal Annuity Form to which each Participant shall be entitled commencing at Normal Retirement Date shall be determined in accordance with the retirement income formula as set forth herein.
         6.2 A Participant's Accrued Benefit during any Plan Year prior to the time of his Normal Retirement Date will be deter mined on the basis of his Final Average Monthly Compensation as of his date of termination of employment.
         6.3 The monthly retirement Annuity of the Normal Annuity Form to which a Participant shall be entitled upon the attainment of his Normal Retirement Date shall be equal to one and fifteen one-hundredths (1.15%) percent of his Final Average Monthly Compensation multiplied by his Years of Credited Service, not to exceed thirty-five (35) Years of Credited Service, plus sixty-five one-hundredths (0.65%) percent of his Final Average Monthly Compensation in excess of current "covered compensation" (Table II), multiplied by his Years of Credited Service, not to exceed thirty-five (35) Years of Credited Service. Table II is incorporated herein and made a part hereof by reference. "Covered compensation" means the average of the Social Security taxable wage bases for the thirty-five (35) calendar years ending with the year an individual attains his Social Security retirement age. A Participant's Accrued Benefit shall not be less than his Accrued Benefit prior to the day before the effective date of this amendment.

         6.4 Notwithstanding anything herein to the contrary, for any Top Heavy Plan Year, the following minimum annual benefit accrual shall be provided for each Non-Key Employee:

         (a) The minimum Accrued Benefit with respect to the Employ-er's contribution at any point in time shall equal at least the product of a Non-Key Employee's "average com-pensation" for the five (5) consecutive years when such Non-Key Employee had the highest aggregate Compensation from the Employer and the lesser of two (2%) percent per Top Heavy Plan Year of Service, or twenty (20%) percent. Each Non-Key Employee shall accrue a retire-ment benefit equal to two (2%) percent of his "average compensation" for each Top Heavy Plan Year. The com-pensation required to be taken into account is the greater of the Compensation defined in this Plan or the compensation described in Code Section 415. Compensa-tion received by a Non-Key Employee for non-Top Heavy Plan Years shall be disregarded. For purposes of this Plan, the two (2%) percent minimum annual retirement benefit means a benefit payable annually in the form of a single life Annuity (with no ancillary benefits) at the Normal Retirement Age under the Plan.

         (b) If a Key Employee is a Participant in both a defined contribution plan and a defined benefit plan that are both part of a Top Heavy Group, the defined contribu-tion and the defined benefit fractions shall remain un-changed provided each Non-Key Employee who is a Parti-cipant receives an extra Accrued Benefit (in addition to the minimum Accrued Benefit set forth above) equal to not less than the lesser of (i) one (1%) percent of such Non-Key Employee's "average compensation" multi plied by his Years of Service, or (ii) ten (10%) per cent of his "average compensation." This extra benefit shall be determined in the same manner as the minimum benefit set forth in this Section, and shall be provid-ed for each Top Heavy Plan Year in which one or more Key Employees is a Participant in both the defined benefit and defined contribution plans.

         (c) For any Top Heavy Plan Year, the minimum benefits set forth above shall accrue to each Non-Key Employee who has completed 1,000 Hours of Service (or the equiva-lent) during the benefit accrual computation period, including those Non-Key Employees who have completed such 1,000 Hours of Service, but have been excluded from participation or have accrued no benefit because
                  (i) such Non-Key Employee's compensation is less than a stated amount, or (ii) such Non-Key Employee declined to make mandatory contributions (if any) to the Plan.

         (d) If a Non-Key Employee participates in both a defined benefit plan and a defined contribution plan included in a Top Heavy Aggregation Group, the Employer is not required to provide the Non-Key Employee with both the full and separate minimum benefit and the full and separate minimum contribution.

         (e) If the Employer maintains another qualified plan and a Non-Key Employee participates in this Plan and the other plan, then this Plan shall first satisfy the minimum Top Heavy Plan benefits required herein. If the other qualified plan is a defined contribution plan, then three (3%) percent shall be substituted for two (2%) percent in (a) above.

         6.5 Adjustments shall be made each Anniversary Date in a Participant's Accrued Benefit in accordance with this Retirement Benefits Section.
         6.6 A Participant who completes 1,000 or more Hours of Service for accrual of benefits, but terminates employment before the end of such year shall accrue a benefit under the Plan.
         6.7 Any retirement benefit at Normal Retirement Date under this Plan shall be the Actuarial Equivalent of the Normal Annuity Form.
         6.8 The normal retirement benefit at Normal Retirement Date under this Plan shall be equal to the greater of the Plan's early retirement benefit (if applicable) or the benefit at the Normal Retirement Age.
         6.9 Payment of the retirement benefit at Normal Retirement Date to an Inactive Participant is subject to the Annuity Requirements Section and Distribution Requirements Section.
                          SECTION 7 - Early Retirement
                          ---------   ----------------
         7.1 A Participant may retire at any time within the ten (10) year period immediately preceding Normal Retirement Date, provided such Participant shall have attained the age of fifty- five (55) and completed fifteen (15) Years of Service. The amount of retirement Annuity due at early retirement date shall be equal to the Participant's fully vested Accrued Benefit to date of such early retirement reduced by one-fifteenth (1/15) for each of the first five years and one-thirtieth (1/30) for each of the next five years by which the annuity starting date precedes such Participant's Normal Retirement Date, and actuarially reduced for each additional year. Fractional years shall be calculated to the nearest month. A Participant who satisfies the service requirement for early retirement pursuant to this Early Retirement Section, but separated from service (with any nonforfeitable right to an Accrued Benefit) before satisfying the age requirement for early retirement, shall be entitled upon satisfaction of such age requirement to receive a benefit not less than the benefit to which he would be entitled at the Normal Retirement Age after application of the vesting schedule, actuarially reduced under regulations prescribed by the Treasury Department. Payment of the retirement benefit at early retirement to the Inactive Participant is subject to the Annuity Requirements Section and the Distribution Requirements Section.
                          SECTION 8 - Later Retirement
                          ---------   ----------------
         8.1 A Participant may retire later than his Normal Retirement Date. A Participant shall continue to accrue benefits after his Normal Retirement Age while still employed with the Employer subject to the other terms and conditions of this Plan. In such an event:

         (a) A Participant's deferred retirement date shall be the first day of the month following his last day of employment. The amount of Annuity of a Normal Annuity Form to which the Participant shall be entitled as of the date retirement benefits commence shall be the Actuarial Equivalent of the normal retirement benefit as of such date. The benefit described herein shall be subject to the limitation in the Retirement Benefits Section. In no event shall this benefit be less than the benefit accrued to the deferred retirement date.

         (b) In the event of the death of such Participant prior to the time payment of his retirement benefits shall have commenced, the death benefit to which he shall be entitled shall be equal to the single sum actuarial value to date of death.

         (c) The retirement Annuity payable hereunder at later retirement or in the event of the Participant's death shall be subject to
                  the  Annuity   Requirements   Section  and  the   Distribution
                  Requirements Section.

         (d) Notwithstanding the foregoing, a Participant who continues to be employed with the Employer beyond his Normal Retirement Date shall not be eligible to commence receiving his Accrued Benefit until his termination of employment or attainment of age 70 1/2, which ever occurs first.

                           SECTION 9 - Death Benefits
                           ---------   --------------
         9.1 If a Participant dies prior to his Normal Retirement Date, then no benefit of any kind shall be payable from this Plan and Trust except for the death benefit (if any) provided for in this Death Benefits Section. The amount of the Participant's death benefit shall be the then vested present value of the Participant's Accrued Benefit accrued to date of death. A Participant who dies prior to being vested in his Accrued Benefit shall receive no death benefit or other benefit under this Plan.
         9.2 With respect to any death benefit hereunder, the Participant during his lifetime shall have the right, which may be successively exercised by written instrument filed with and received by the Committee prior to the Participant's death and bearing the signature of at least one (1) witness, to designate a Beneficiary or Beneficiaries, or to change his designated Benefi-ciary; provided, however, that the primary designated Beneficiary of a married Participant shall be the Participant's spouse unless the spouse has consented in writing to a non-spouse Beneficiary. Such consent shall acknowledge the specific non-spouse beneficiary, including any class of Beneficiaries or any contingent Beneficiaries. Such consent must be witnessed by a Plan representative or a notary public. In the event the designated Beneficiary or Beneficiaries are not living at the death of the Participant, or if an unmarried Participant has not designated a Beneficiary, the death benefit shall be payable to the Participant's estate. Payment of any death benefit shall be made after taking into consideration the Annuity Requirements Section and the Distribution Requirements Section.
                        SECTION 10 - Disability Benefits
                        ----------   -------------------
         10.1 A Participant whose employment with the Employer terminates prior to his Normal Retirement Date because of Disability shall be entitled to his Accrued Benefit as of his date of termination of employment, actuarially reduced for early commencement and calculated in the same manner as an early retirement benefit under Section 7; subject to the vesting schedule in Section 11.1. A Participant who becomes disabled prior to being vested in his Accrued Benefit shall receive no disability benefit or other benefit under this Plan. Payment of the Disability benefit shall be made to the Inactive Participant subject to the Annuity Requirements Section and the Distribution Requirements Section.
         10.2 The Committee shall determine the existence or not of the Participant's Disability and its finding and shall be conclusive for all purposes of this Plan and Trust; except that, in its discretion, the Committee may at any subsequent time or times review any former action it has taken with regard to the Disabil-
ity of any Participant.
                     SECTION 11 - Termination of Employment
                     ----------   -------------------------
         11.1 Except as otherwise specifically provided herein, upon termination of employment, a Participant shall be entitled to the percentage vesting in his Accrued Benefit resulting from Employer contributions as shown in the following schedule:

                         Credited                            Vested
                     Years of Service                      Percentage
                     ----------------                      ----------

                        Less than 5                              0%
                         5 or more                             100%

         11.2 Notwithstanding anything in this Plan and Trust to the contrary, for any Top Heavy Plan Year, a Participant shall be entitled to the percentage vesting of his Accrued Benefit resulting from Employer contributions as shown in the following vesting schedule:

                         Credited                            Vested
                     Years of Service                      Percentage
                     ----------------                      ----------

                        Less than 3                            None
                         3 or more                             100%

         If for each point on the above Top Heavy Plan vesting schedule, the non-Top Heavy Plan vesting schedule in Section 11.1 is more favorable, then the non-Top Heavy Plan vesting schedule shall apply at such point.
         11.3 The vested portion of the Participant's Accrued Benefit shall be paid as provided in the Annuity Requirements Section and the Distribution Requirements Section. Except as otherwise provided herein, payment of such vested portion of the Participant's Accrued Benefit may be deferred until the Participant dies, or would have otherwise qualified for Normal Retirement

Date (or early retirement date, if applicable) under the provisions of this Plan. If such Accrued Benefit is paid to the Inactive Participant prior to his attainment of Normal Retirement Date (or early retirement date if otherwise permitted herein), the Accrued Benefit shall be actuarially reduced for early commencement.
         11.4 A Participant shall be fully vested in and have a nonforfeitable right to his Accrued Benefit if he is employed with the Employer at his Normal Retirement Age even though his Years of Service do not result in 100% vesting in accordance with the above vesting schedules.
         11.5 For purposes of crediting a Year of Service for vesting, all Years of Service with the Employer shall be taken into account except as follows:

         (a) For Plan Years beginning before 1985, Years of Service prior to any One-Year Break in Service if the Employee was not vested in Employer contributions and the number of consecutive One-Year Breaks in Service equals or exceeds the aggregate number of Years of Service before such break. Such aggregate number of Years of Service before such break shall be deemed not to include any Years of Service not required to be taken into account by reason of any prior One-Year Break in Service;

         (b) In the case of any Employee who has any One-Year Break in Service, Years of Service before such break shall not be taken into account until such Employee has completed one Year of Service after such break, computed from the date of rehire, at which time the one Year of Service waiting period shall also be counted;

         (c) In the case of a Participant who has five (5) or more consecutive One-Year Breaks in Service, the Participant's pre-break service will count in vesting of the Employer provided Accrued Benefit only if either:

                  (i) such Participant has any non-forfeitable interest in the Accrued Benefit attributable to Employer contributions at the time of separation from ser-vice; or

                (ii) upon returning to service with the Employer the number of consecutive One-Year Breaks in Service is less than the number of Years of Service.

         Any Employee whose status changes from being excluded from participation in this Plan to an Employee eligible to participate in this Plan shall receive credit for vesting purposes for all Hours of Service and Years of Service with the Employer whether covered or noncovered, subject to the provisions of this Section.
         11.6  The  facts   concerning  the  termination  of  a  Participant's
employment shall be transmitted to the Committee and to the Trustee by written statement from the Employer, and the Committee and the Trustee may accept such statement as true, and neither the Committee nor the Trustee shall incur any liability by reason of any action taken or omitted on the strength of such statement.
         11.7 Any and all forfeitures to the Trust under the provisions of this Plan (including dividends and return of premiums because of termination of a Participant's employment) shall be used by the Plan and Trust to reduce the current costs or next succeeding contributions by the Employer. Forfeitures shall in no way increase the benefits of any Participant.
         11.8 For purposes of determining an Employee's Accrued Benefit derived from Employer contributions under the Plan, service by an Employee shall be disregarded with respect to which:

         (a) the Employee receives a distribution of the present value of his non-forfeitable benefit attributable to such service at the time of such distribution;

         (b) for Plan Years beginning before 1985, the Employee when eligible for payment elects to receive such distribu-tion;

         (c)      for Plan Years  beginning  after 1984,  the Employee  with the consent of his spouse, if any, when eligible for payment elects to receive such distribution if the Actuarial Equivalent of the present value of the distribution exceeds $3,500;

         (d) the distribution is made on termination of the Employ-ee's participation in the Plan;

         (e) the Employee has a right to repay such distribution as provided in Section 13; and

         (f) the Employee does not repay such distribution as pro-vided in Section 13.

         For purposes of this Section, if the present value of an Employee's vested Accrued Benefit is zero, the Employee shall be deemed to have received a distribution of such vested Accrued Benefit.
         11.9 No amendment to the vesting schedule shall deprive a Participant of his non-forfeitable right to benefits accrued to the date of the amendment, or the date the amendment is effective, if later. Further, if the vesting schedule of the Plan is amended or the Plan is amended in any way that directly or indirectly affects the computation of a Participant's non-forfeitable percentage of his Accrued Benefit, or if the Plan is deemed amended by automatic change to or from a Top Heavy Plan vesting schedule, each Participant with at least three (3) Years of Service for vesting purposes (without any excluded Years of Service) with the Employer may elect, within a reasonable period after adoption of the amendment or change, to have his non-forfeitable percentage computed under the Plan without regard to such amendment or change unless the Participant's non-forfeitable percentage computed under the Plan, as amended, at any time cannot be less than such percentage determined without regard to such amendment. For Participants who do not have at least one (1) Hour of Service in any Plan Year beginning after December 31, 1988, the preceding sentence shall be applied by substituting "five (5) Years of Service" for "three
(3) Years of Service" where such language appears. The period during which the election may be made commences with the date the amendment is adopted and ends on the later of:

         (a)      Sixty (60) days after the amendment is adopted;

         (b)      Sixty (60) days after the amendment becomes effective;
                  or

         (c) Sixty (60) days after the Participant is issued written notice of the amendment by the Employer or Plan Administrator.

         No amendment to the vesting schedule shall reduce a Participant's then vested percentage.
                        SECTION 12 - Annuity Requirements
                        ----------   --------------------
         12.1 The provisions of this Annuity Requirements Section shall take precedence over any conflicting provision in this Plan and Trust Agreement and the provisions of this Annuity Requirements Section shall apply to any Participant who is credited with at least one Hour of Service with the Employer on or after August 23, 1984, and to such other Participants as provided in
Section 12.10 herein below.
         12.2 Unless an optional form of benefit is selected pursuant to a qualified election within the ninety (90) day period ending on the annuity starting date, an unmarried Participant's vested accrued benefit will be paid in the form of an Annuity for the life of the Participant. Unless an optional form of benefit is selected pursuant to a qualified election, within the ninety

(90) day period ending on the annuity starting date, a married Participant's vested accrued benefit will be paid in the form of a qualified joint and survivor annuity. The Participant may elect to have such annuity distributed upon attainment of the earliest retirement age under this Plan.
         12.3 Unless an optional form of benefit has been selected with the election period pursuant to a qualified election, if a married Participant dies after the earliest retirement age, the Participant's surviving spouse, if any, will receive a qualified pre-retirement survivor annuity. The qualified pre-retirement survivor annuity is the same benefit that would be payable if the Participant had retired with an immediate qualified joint and survivor annuity on the day before the Participant's date of death. The surviving spouse may elect to commence payment under such qualified pre-retirement survivor annuity within a reason able period after the Participant's death. The actuarial value of benefits which commence later than the date on which payments would have been made to the surviving spouse under a qualified joint and survivor annuity in accordance with this provisions shall be adjusted to reflect the delayed payment.
         Unless an optional form of benefit is selected within the election period pursuant to a qualified election, if a Participant dies on or before the earliest retirement age, the Participant's surviving spouse (if any) will receive a qualified pre-retirement survivor annuity. The qualified pre-retirement survivor annuity is the same benefit that would be payable if the Participant had:

         (a) separated from service on the date of death (or date of separation from service, if earlier),

         (b)      survived to the earliest retirement age,

         (c) retired with an immediate qualified joint and survivor annuity at the earliest retirement age, and

         (d)      died on the day after the earliest retirement age.

         A surviving spouse will begin to receive payments at the earliest retirement age. Benefits commencing after the earliest retirement age will be the Actuarial Equivalent of the benefit to which the surviving spouse would have been entitled if benefits had commenced at the earliest retirement age under an immediate qualified joint and survivor annuity in accordance with the above.
         If there is any remaining death benefit after providing the qualified pre-retirement survivor annuity for the surviving spouse as required above in this Section 12.3, then such death benefit shall be paid pursuant to the Distribution Requirements Section to the surviving spouse. If at the time of the Participant's death, there is either no surviving spouse, or the surviving spouse has made the qualified election, and if the Participant is eligible for a death benefit under the Death Benefits Section, then all of such death benefit shall be paid to the Participant's designated Beneficiary pursuant to the Distribution Requirements Section. Notwithstanding the preceding sentence, if the death benefit is to be paid to the deceased Participant's spouse in the form of a qualified pre-retirement survivor annuity and other forms of payment are specifically permitted herein upon the Participant's death, then the deceased Participant's spouse may irrevocably waive in writing payment of the Participant's death benefit in the form of a qualified pre-retirement survivor annuity and select another form of payment which is otherwise permitted in this Plan. Such waiver must be made after the Participant's death and prior to the Trustee's purchase (or first payment, as the case may be) of the qualified pre-retirement survivor annuity.
         12.4 When used in this Section, the following terms shall have the indicated meanings:
         (a) "Election period" shall mean the period which begins on the first day of the Plan Year in which the Participant attains age thirty-five (35) and ends on the date of the Participant's death. If a Participant separates from service prior to the first day of the Plan Year in which age thirty-five (35) is attained, with respect to the vested accrued benefit prior to the date of separa-tion, the election period shall begin on the date of separation.

                  A Participant who will not yet attain age thirty-five (35) as of the end of any current Plan Year may make a special qualified election to waive the qualified pre-retirement survivor annuity for the period beginning on the date of such election and ending on the first day of the Plan Year in which the Participant will attain age thirty-five (35). Such election will not be valid unless the Participant receives a written explanation of the qualified pre-retirement survivor annuity in such terms as are comparable to the explanation re-quired under Section 12.5. Qualified pre-retirement survivor annuity coverage will be automatically rein stated as of the first day of the Plan Year in which the Participant attains age thirty-five (35). Any new waiver on or after such date shall be subject to the full requirements of this Section.

         (b) "Earliest retirement age" shall mean the earliest date on which, under the Plan, the Participant could elect to receive retirement benefits.

         (c) "Qualified election" shall mean a waiver of a qualified joint and survivor annuity or a qualified pre-retire-ment survivor annuity. Any waiver of a qualified joint and survivor annuity or a qualified pre-retirement survivor annuity shall not be effective unless: (i) the Participant's spouse consents in writing to the election; (ii) the election designates a specific alternate Beneficiary, including any class of Benefi-ciaries or any contingent Beneficiaries, which may not be changed without spousal consent (or the spouse expressly permits designations by the Participant without any further spousal consent); (iii) the spouse's consent acknowledges the effect of the elec-tion; and (iv) the spouse's consent is witnessed by a Plan representative or notary public. Additionally, a Participant's waiver of the qualified joint and survi-vor annuity shall not be effective unless the election designates a form of benefit payment which may not be changed without spousal consent (or the spouse express-ly permits designations by the Participant without any further spousal consent). If it is established to the satisfaction of a Plan representative that there is no spouse or that the spouse cannot be located, a waiver will be deemed a qualified election. Any consent by a spouse obtained under this provision (or establishment that the consent of a spouse may not be obtained) shall be effective only with respect to such spouse. A consent that permits designations by the Participant without any requirement of further consent by such spouse must acknowledge that the spouse has the right to limit consent to a specific Beneficiary, and a specific form of benefit where applicable, and that the spouse voluntarily elects to relinquish either or both of such rights. A revocation of a prior waiver may be made by a Participant without the consent of the spouse at any time before the commencement of benefits. The number of revocations shall not be limited. No consent obtained under this provisions shall be valid unless the Participant has received notice as provided in
                  Section 12.5.

         (d) "Qualified joint and survivor annuity" shall mean an immediate Annuity for the life of the Participant, with a survivor Annuity for the life of the spouse which is fifty (50%) percent of the amount of the Annuity which is payable during the joint lives of the Participant and the spouse, and which is the Actuarial Equivalent of the Normal Annuity Form of benefit, or if greater, any optional form of benefit.

         (e) "Qualified pre-retirement survivor annuity" shall mean a survivor Annuity for the life of the surviving spouse of the Participant as defined in Section 12.3.

         (f) "Spouse or surviving spouse" shall mean the spouse or surviving spouse of the Participant, provided that a former spouse will be treated as the spouse or surviving spouse and a current spouse will not be treated as the spouse or surviving spouse to the extent provided under a qualified domestic relations order as described in Code Section 414(p).

         (g) "Annuity starting date" shall mean the first day of the first period for which an amount is paid as an Annuity or any other form. The Annuity starting date for Disability benefits shall be the date such benefits commence if the Disability benefit is not an auxiliary benefit. An auxiliary benefit is a Disability benefit which does not reduce the benefit payable at Normal Retirement Age.

         (h) "Vested accrued benefit" shall mean the value of the Participant's Accrued Benefit to the extent vested derived from Employer and Employee contributions (in-cluding rollovers). The provisions of this Section shall apply to a Participant who is vested in amounts attributable to Employer contributions, Employee con-tributions (or both) at the time of death or distribu-tion.

         12.5 In the case of a qualified joint and survivor annuity, the Committee shall no less than thirty (30) days and no more than ninety (90) days prior to the annuity starting date provide each Participant a written explanation of (a) the terms and conditions of a qualified joint and survivor annuity; (b) the Participant's right to make and the effect of an election to waive the qualified joint and survivor annuity form of benefit; (c) the rights of a Participant's spouse; (d) the right to make, and the effect of a revocation of a previous election to waive the qualified joint and survivor annuity; and
(e) the relative values of the various optional forms of benefit under the Plan. In the case of a qualified pre-retirement survivor annuity, the
Committee shall provide each Participant within the applicable period for such Participant a written explanation of the qualified pre-retirement survivor annuity in such terms and in such manner as would be comparable to the explanation provided for meeting the requirements applicable to a qualified joint and survivor annuity.

         The applicable period for a Participant is whichever of the following periods ends last: (a) the period beginning with the first day of the Plan Year in which the Participant attains age thirty-two (32) and ending with the close of the Plan Year preceding the Plan Year in which the Participant attains age thirty-five (35); (b) a reasonable period ending after the individual becomes a Participant; (c) a reasonable period ending after Section 12.6 ceases to apply to the Participant; (d) a reasonable period ending after this Section first applies to the Participant. Notwithstanding the foregoing, notice must be provided within a reasonable period ending after separation from service in the case of a Participant who separates from service before attaining age thirty-five (35).
         For purposes of applying the preceding Paragraph, a reasonable period ending after the enumerated events described in (b), (c) and (d) is the end of the two (2) year period beginning one (1) year prior to the date the applicable event occurs, and ending one (1) year after that date. In the case of a Partici-pant who separates from service before the Plan Year in which age thirty-five
(35) is attained, notice shall be provided within the two (2) year period beginning one (1) year prior to separation and ending one (1) year after separation. If such a Participant thereafter returns to employment with the Employer, the applicable period for such Participant shall be redetermined.
         12.6 Notwithstanding the other requirements of this Annuity Requirements Section, the respective notices prescribed by this Section need not be given to a Participant if the Plan fully subsidizes the costs of a qualified joint and survivor annuity or qualified  pre-retirement  survivor  annuity,  and the Plan  does not  allow the
Participant to waive the qualified joint and survivor annuity or qualified pre-retirement survivor annuity, and does not allow a married Participant to designate a non-spouse Beneficiary. For purposes of this Section, a Plan fully subsidizes the costs of a benefit if no increase in cost, or decrease in bene-fits to the Participant may result from the Participant's failure to elect another benefit. Prior to the time the Plan allows the Participant to waive the qualified pre-retirement survivor annuity, the Plan may not charge the Participant for the cost of such benefit by reducing the Participant's benefits under the Plan or by any other method.
         12.7 Neither the consent of the Participant nor the Participant's spouse shall be required to the extent that a distribution is required to satisfy Code Section 401(a)(9) or Code Section 415.
         12.8 Notwithstanding anything in this Annuity Requirements Section to the contrary, the Trustee shall distribute the Participant's Accrued Benefit in a lump sum payment without the Participant's or his spouse's consent after termination of employment provided that the Actuarial Equivalent of the present value of the vested non-forfeitable portion of the Employee's Accrued Benefit (including Employee contributions if the Plan otherwise specifically permits such contributions) does not exceed $3,500 and such distribution occurs prior to the annuity starting date. In all other events, written consent of the Participant and the Participant's spouse shall be obtained not more than ninety
(90) days before the commencement of distribu-tion of any part of the Accrued Benefit and no distribution shall be made prior to a Participant's death, Disability, if applicable, attainment of Normal Retirement Date or early retirement, if applicable.
If the non-forfeitable portion of the Accrued Benefit exceeds $3,500, then no distribution may be made to the surviving spouse in the form of a qualified pre-retirement survivor annuity prior to the time the deceased Participant's Accrued Benefit would have been immediately distributable to the deceased Participant without the surviving spouse's written consent. An Accrued Benefit is immediately distributable if any part of the Accrued Benefit could be distributed to the Participant (or surviving spouse) before the Participant attains
(or would have attained if not  deceased) the later of Normal Retirement
Age or age sixty-two (62). Notwithstanding the foregoing, only the Participant need consent to the commencement of a distribution in the form of a joint and survivor annuity while the Accrued Benefit is immediately distributable. Upon distribution, any non-vested portion of the Employee's Accrued Benefit will be treated as a forfeiture.
The present value of the Accrued Benefit under this Section shall be calculated: (a) by using an interest rate no greater than the lesser of the Actuarial Equivalent rate specified in the Definitions Section or the Pension Benefit Guaranty Corporation "applicable interest rate" if the vested accrued benefit using such rate is not greater than $25,000; and (b) by using an interest rate no greater than the lesser of the rate specified in the Actuarial Equivalent definition or 120% of the "applicable interest rate" if the vested accrued benefit exceeds $25,000 as determined under (a), but in no event shall the present value calculated under clause (b) be less than $25,000. For this purpose, the "applicable interest rate" shall mean the interest rate which would be used as of the first day of the Plan Year that contains the proposed distribution (or benefit commencement) date by the Pension Benefit Guaranty Corporation for the purpose of determining the present value of a lump sum distribution upon a distress termination of a trusteed single employer plan.
         12.9 In the event of a qualified domestic relations order (as described in Code Section 414(p)), no distribution shall be made to the alternate payee prior to the Participant's attainment of earliest retirement age. Nothing in this Section regarding payment under a qualified domestic relations order shall be construed or deemed to permit a Participant a right to receive distribution at a time otherwise not permitted under this Plan nor does it permit the alternate payee to receive a form of payment not permitted under the Plan.
         12.10  The following transitional rules shall apply:

         (a)      Any living Participant not receiving benefits on August
                  23, 1984, who would otherwise not receive the benefits prescribed by Sections 12.1 through 12.6, must be given the opportunity to elect to have the prior Sections of this
                  Section 12 apply if such Participant is credited with at least one Hour of Service under this Plan or a predecessor plan in a Plan Year beginning on or after January 1, 1976, and such Participant had at least ten (10) Years of Service for vesting purposes when he separated from service, and benefits would be payable in the form of a life Annuity.

         (b) Any living Participant not receiving benefits on August 23, 1984, who was credited with at least one Hour of Service under this Plan or a predecessor plan on or after September 2, 1974, and who is not otherwise credited with any service in a Plan Year beginning on or after January 1, 1976, must be given the opportunity to have his benefits paid in accordance with (d) below.

         (c)      The respective opportunities to elect (as described in (a) and
                  (b) above) must be afforded to the appropriate Participants during the period commencing on August 23, 1984, and ending on the date benefits would otherwise commence to said Participants.

         (d) Any Participant who has elected pursuant to (b) above, and any Participant who does not elect under (a) above, or who meets the requirements of (a) above except that such Participant does not have at least 10 Years of Service for vesting purposes when he separates from service, shall have his benefits distributed in accord-ance with all of the following requirements if benefits would have been payable in the form of a life Annuity:

               (i) If a benefit in the form of a life Annuity becomes payable to a married Participant who:

                           (A) begins to receive payments under the Plan on or after Normal Retirement Age; or

                           (B) dies on or after Normal Retirement Age while still working for the Employer; or

                           (C) begins to receive payments on or after the qualified early retirement age (if applica-ble); or

                           (D) separates from service on or after attaining Normal Retirement Age (or the qualified early retirement age) and after satisfying the eligibility requirements for the payment of benefits under the Plan and thereafter dies before beginning to receive such benefits;

                  then such benefits will be received under this Plan in the form of a qualified joint and survivor annuity, unless the Participant has elected otherwise during the election period. The election period must begin at least six (6) months before the Participant attains the qualified early retirement age and end not more than ninety (90) days before the commencement of benefits. Any election hereunder must be in writing and may be changed by the Participant at any time.

              (ii) A Participant who is employed after attaining the qualified early retirement age will be given the opportunity to elect, during the election period, to have a survivor Annuity payable on his death.
                           If the Participant elects the survivor Annuity, payments under such Annuity must not be less than the payments which would have been made to the
                           spouse under the qualified joint and survivor
                           annuity if the Participant had retired on the day before his death. Any election made under this provision must be in writing and may be changed by the Participant at any time. The election period begins on the later of (A) the ninetieth (90th) day before the Participant attains the qualified early
                           retirement   age,   or  (B)   the   date   on   which
                           participation begins, and ends on the date the Participant terminates employment.

                      (iii) For purposes of this subsection (d):

                           (A) Qualified early retirement age is the latest of:

                                   (1)   the earliest date under the Plan on
                                         which the Participant may elect to re-
                                         ceive retirement benefits;

                                   (2)   the first day of the one-hundred
                                         twentieth (120th) month
                                         beginning before the
                                         Participant reaches Normal
                                         Retirement Age; or

                                   (3)   the date the Participant begins parti-
                                         cipation.

                           (B) Qualified joint and survivor annuity is an Annuity for the life of the Participant with a survivor Annuity for the life of the spouse as described hereinabove.

                     SECTION 13 - Distribution Requirements
                     ----------   -------------------------
         13.1 Except as otherwise provided in the Annuity Requirements Section, the requirements of this Distribution Requirements Section shall apply to any
distribution   of  an  Inactive   Participant's  Accrued  Benefit  (or  active
Participant after attainment of age 70 1/2). Except as provided below, the Trustee shall commence distribution of the Inactive Participant's (or active Participant's after attainment of age 70 1/2) Accrued Benefit (to the extent vested) as soon as reasonably practical after the Valuation Date coinciding with or next following the Participant's termination of employment or attainment of age 70 1/2, whichever occurs first; provided however (a) if the Participant's termination of employment occurs as a result of death, Disabili-
ty, or after attainment of early retirement date or Normal Retirement Date the Accrued Benefit shall be distributed as soon as reasonably practical following the Participant's termination of employment; and (b) if the Actuarial Equivalent of the present value of the vested non-forfeitable portion of the Inactive
Participant's Accrued Benefit (including both Employer and Employee contributions, if applicable) exceeds $3,500, the Inactive Participant (or the surviving spouse in the event of the Participant's death) must consent to any such distribution if the distribution occurs prior to the Inactive Participant's Normal Retirement Age or attainment of age sixty-two (62) if later than Normal Retirement Age. Further, if the Actuarial Equivalent of the present value of the vested non-forfeitable portion of the Inactive Participant's Accrued Benefit is $3,500 or less, the Trustee shall distribute the Accrued Benefit without the Participant's or his spouse's consent. If the Inactive Participant does not initially consent to the distribution, the Inactive Participant's Accrued Benefit shall not again be available for distribution until after the earlier of the Inactive Participant's consent, death or Normal Retirement Date.
         13.2 Subject to the Annuity Requirements Section, a Participant's Accrued Benefit may only be distributed in one of the following forms of payment as the Participant directs the Trustee after the Participant is otherwise eligible for payment and each such form of payment shall be the Actuarial Equivalent of the Normal Annuity Form.

         (a)      Normal Annuity Form

         (b) lump sum payment of the Accrued Benefit provided the lump sum amount of the Accrued Benefit is less than $10,000

         (c) single Annuity for life with 120 guaranteed monthly payments

         (d)      single Annuity for life (no period guaranteed)

         (e)      joint and 50% survivor Annuity (no period certain)

         (f)      joint and 100% survivor Annuity (no period certain)

         (g)      joint and 66 2/3% survivor Annuity (no period certain)

         The Participant's Accrued Benefit if not distributed in a
single lump sum payment (if otherwise permitted above) must be distributed in accordance with the Code and regulations beginning not later than the required beginning date, over the life of such Participant or over the lives of such Participant and a designated Beneficiary (or over a period not extending beyond the life expectancy of such Participant or the life expectancy of such Participant and a designated Beneficiary).
         All distributions under this Distribution Requirements Section shall comply with the requirements of Code Section 401(a)(9) and the regulations thereunder including the minimum incidental benefit requirement of Regulation 1.401(a)(9)-2.
         13.3 The entire interest of a Participant must be distributed or begin to be distributed no later than the Participant's required beginning date. As of the first distribution calendar year, distributions, if not made in a single-sum, may only be made over one of the following periods (or a combination there of):

         (a)      the life of the Participant,

         (b) the life of the Participant and a designated Beneficia-ry,

         (c) a period certain not extending beyond the life expec-tancy of the Participant, or

         (d) a period certain not extending beyond the joint and last survivor expectancy of the Participant and a designated Beneficiary.

         13.4 The determination of the amount to be distributed each year shall be as follows:

         (a) If the Participant's interest is to be paid in the form of Annuity distributions under the Plan, payments under the Annuity shall satisfy the following requirements:

                  (i) the Annuity distributions must be paid in periodic payments made at intervals not longer than one (1) year;

                 (ii) the distribution period must be over a life (or lives) or over a period certain not longer than a life expectancy (or joint life and last survivor expectancy) described in Code Section 401(a)(9)(A)(ii) or Code Section 401(a)(9)(B)(iii),
                           whichever is applicable;

                (iii) the life expectancy (or joint life and last survivor expectancy) for purposes of determining the period certain shall be determined without recalculation of life expectancy;

                 (iv) once payments have begun over a period certain, the period certain may not be lengthened even if the period certain is shorter than the maximum permitted;

                  (v) payments must either be nonincreasing or increase only as follows:

                           (A) with any percentage increase in a specified and generally recognized cost-of-living in-dex;

                           (B) to the extent of the reduction to the amount of the Participant's payments to provide for a survivor benefit upon death, but only if the Beneficiary whose life was being used to determine the distribution period described in Section 13.3 above dies and the payments continue otherwise in accordance with that section over the life of the Participant;

                           (C)      to provide cash refunds of employee
                                    contributions upon the Participant's death;
                                    or

                          (D) because of an increase in benefits under the Plan.

             (vi) if the Annuity is a life Annuity (or a life Annu-ity with a period certain not exceeding twenty
                           (20) years), the amount which must be distributed on or before the Participant's required beginning date (or, in the case of distributions after the death of the Participant, the date distributions are required to begin pursuant to Section 13.5 below) shall be the payment which is required for one payment interval. The second payment need not be made until the end of the next payment interval even if that payment interval ends in the next calendar year. Payment intervals are the periods for which payments are received, e.g., bimonthly, monthly, semi-annually, or annually.

                           If the Annuity is a period certain  Annuity without a
                  life contingency (or is a life Annuity with a period certain exceeding twenty (20) years) periodic payments for each distribution calendar year shall be combined and treated as an annual amount. The amount which must be distributed by the Participant's required beginning date (or, in the case of distributions after the death of the Participant, the date distributions are required to begin pursuant to Section 13.5 below) is the annual amount for the first distribution calendar year. The annual amount for other distribution calendar years, including the annual amount for the calendar year in which the Participant's required beginning date (or the date distributions are required to begin pursuant to
                  Section 13.5 below) occurs, must be distributed on or before December 31 of the calendar year for which the distribution is required.

         (b) Annuities purchased after December 31, 1988, are sub-ject to the following additional conditions:

                  (i) Unless the Participant's spouse is the designated beneficiary, if the Participant's interest is being distributed in the form of a period certain annuity without a life contingency, the period certain as of the beginning of the first distribu-tion calendar year may not exceed the applicable period determined using the table set forth in Q&A A-5 of Section 1.401(a)(9)-2 of the Proposed In-come Tax Regulations.

                (ii) If the Participant's interest is being distributed in the form of a joint and survivor Annuity for the joint lives of the Participant and a nonspouse beneficiary, Annuity payments to be made on or after the Participant's required beginning date to the designated beneficiary after the Participant's death must not at any time exceed the applicable percentage of the Annuity payment for such period that would have been payable to the Participant using the table set forth in Q&A A-6 of Section 1.401(a)(9)-2 of the Proposed Income Tax Regula-tions.

         (c) If payments under an Annuity which complies with sub section (a) above begin prior to January 1, 1989, the minimum distribution requirements in effect as of July 27, 1987, shall apply to distributions from this Plan, regardless of whether the Annuity form of payment is irrevocable. This transitional rule also applies to deferred Annuity contracts distributed to or owned by the Employee prior to January 1, 1989, unless addition-al contributions are made under the Plan by the Employ-er with respect to such contract.

         (d) If the form of distribution is an Annuity made in accordance with this Section 13.4, any additional benefits accruing to the Participant after his required beginning date shall be distributed as a separate and identifiable component of the Annuity beginning with the first payment interval ending in the calendar year immediately following the calendar year in which such amount accrues.

         (e) Any part of the Participant's interest which is in the form of an individual account shall be distributed in a manner satisfying the requirements of Section 401(a)(9) of the
                  Internal   Revenue   Code  and  the   proposed   regulations
                  thereunder.

         13.5  The following death distribution provisions shall apply:

         (a) If the Participant dies after distribution of his interest has begun, the remaining portion of such interest will continue to be distributed at least as rapidly as under the method of distribution being used prior to the Participant's death.

         (b) If the Participant dies before distribution of his interest begins, distribution of the Participant's entire interest shall be completed by December 31 of the calendar year containing the fifth (5th) anniversary of the Participant's death except to the extent that an election is made to receive distributions in accordance with (i) or (ii) below:

                  (i) if any portion of the Participant's interest is payable to a designated beneficiary, distributions may be made over the life or over a period certain not greater than the life expectancy of the desig-nated beneficiary commencing on or before December 31 of the calendar year immediately following the calendar year in which the Participant died;

                 (ii) if the designated beneficiary is the Participant's surviving spouse, the date distributions are re-quired to begin in accordance with (1) above shall not be earlier than the later of (A) December 31 of the calendar year immediately following the calendar year in which the Participant died and
                           (B) December 31 of the calendar year in which the Participant would have attained age seventy and one-half (70 1/2).

                           If the Participant has not made an election pursuant
                  to this Section 13.5(b) by the time of his or her death, the Participant's designated beneficiary must elect the method of distribution no later than the earlier of (A) December 31 of the calendar year in which distributions would be required to begin under this Section, or (B) December 31 of the calendar year which contains the fifth (5th) anniversary of the date of death of the Participant. If the Participant has no designated beneficiary, or if the designated beneficiary does not elect a method of distribution, distribution of the Participant's entire interest must be completed by December 31 of the calendar year containing the fifth (5th) anniversary of the Participant's death.

         (c) For purposes of Section 13.5(b) above, if the surviving spouse dies after the Participant, but before payments to such spouse begin, the provisions of 13.5(b) with the exception of Section 13.5(b)(2) therein, shall be applied as if the surviving spouse were the Participant.

         (d) For purposes of this Section 13.5, any amount paid to a child of the Participant will be treated as if it had been paid to the surviving spouse if the amount becomes payable to the surviving spouse when the child reaches the age of majority.

         For the purposes of this Section 13.5, distribution of a Participant's interest is considered to begin on the Participant's required beginning date (or, if Section 13.5(c) above is applicable, the date distribution is required to begin to the surviving spouse pursuant to Section 13.5(b) above). If distribution in the form of an Annuity irrevocably commences to the

Participant before the required beginning date, the date distribution is considered to begin is the date distribution actually commences.
         13.6 For purposes of Sections 13.4 and 13.5, the following definitions shall apply:

         (a)      "Designated   beneficiary"   means  the   individual   who  is
                  designated as the beneficiary under the Plan in accordance with Section 401(a)(9) of the Internal Revenue Code and the proposed regulations thereunder.

         (b) "Distribution calendar year" means a calendar year for which a minimum distribution is required. For distri-butions beginning before the Participant's death, the first distribution calendar year is the calendar year immediately preceding the calendar year which contains the Participant's required beginning date. For distri-butions beginning after the Participant's death, the first distribution calendar year is the calendar year in which distributions are required to begin pursuant to Section 13.5 above.

         (c) "Life expectancy" means the life expectancy (or joint and last survivor expectancy) calculated using the attained age of the Participant (or designated benefi-ciary) as of the Participant's (or designated benefici-ary's) birthday in the applicable calendar year. The applicable calendar year shall be the first distribu-tion calendar year. If Annuity payments commence before the required beginning date, the applicable calendar year is the year such payments commence. Life expectancy and joint and last survivor expectancy are computed by use of the expected return multiples in Tables V and VI of Section 1.72-9 of the Income Tax Regulations.

         (d)      "Required beginning date" means:

                  (i) The required beginning date of a Participant is the first day of April of the calendar year following the calendar year in which the Participant attains age seventy and one-half (70 1/2).

                 (ii) The required beginning date of a Participant who attains age seventy and one-half (70 1/2) before January 1, 1988, shall be determined in accordance with (A) or (B) below:

                           (A) The required beginning date of a Participant who is not a "5-percent owner" (as defined in (iii) below) is the first day of April of the calendar year following the calendar year in which the later of retirement or attainment of age seventy and one-half (70 1/2) occurs.

                           (B) The required beginning date of a Participant who is a "5-percent owner" during any year beginning after December 31, 1979, is the first day of April following the later of:

                                    (1)     the calendar year in which
                                            the Participant attains age
                                            seventy and one-half (70
                                            1/2), or

                                    (2)     the  earlier  of the
                                            calendar  year with or
                                            within  which  ends the Plan
                                            Year  in   which   the
                                            Participant becomes a
                                            5-percent  owner,  or the
                                            calendar    year   in
                                            which    the Participant
                                            retires.

                  The required beginning date of a Participant who is not a 5-percent owner who attains age seventy and one-half (70 1/2) during 1988 and who has not retired as of January 1, 1989, is April 1, 1990.

            (iii) A Participant is treated as a 5-percent owner for purposes of this Section if such Participant is a 5-percent owner as defined in Section 416(i) of the Code (determined in accordance with Section 416 but without regard to whether the Plan is top-heavy) at any time during the Plan Year ending with or within the calendar year in which such owner attains age sixty-six and one-half (66 1/2) or any subsequent Plan Year.

             (iv) Once distributions have begun to a 5-percent owner under this Section, they must continue to be dis-tributed, even if the Participant ceases to be a 5-percent owner in a subsequent year.

         13.7 This Section 13.7 applies to distributions made on or after January 1, 1993. Notwithstanding any provision in this Plan and Trust to the contrary that would otherwise limit a distributee's election under this Section, a distributee may elect, at the time and in the manner prescribed by the Committee, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover.

         When used in this Section 13.7, the following terms shall have the indicated meanings:

         (a) "Eligible rollover distribution" shall mean any distri-bution of all or any portion of the Accrued Benefit of the distributee, except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the dis-tributee and the distributee's designated Beneficiary, or for a specified period of ten (10) years or more; any distribution to the extent such distribution is required under Code Section 401(a)(9); and the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to Employer securities).

         (b) "Eligible retirement plan" shall mean an individual retirement account described in Code Section 408(a), an individual retirement annuity described in Code Section 408(b), an annuity plan described in Code Section 403(a), or a qualified trust described in Code Section 401(a), that accepts the distributee's eligible roll over distribution. However, in the case of an eligible rollover distribution to the surviving spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity.

         (c) "Distributee" includes an Employee or former Employee. In addition, the Employee's or former Employee's surviving spouse and the Employee's or former Employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Code Section 414(p), are distributees with regard to the interest of the spouse or former spouse.

         (d) "Direct rollover" shall mean a payment by the Plan to the eligible retirement plan specified by the distribu-tee.

         13.8 Distribution of the Accrued Benefit to a Participant who is a Five (5%) Percent Owner, and for Plan Years beginning after December 31, 1988, all Participants, must commence no later than the first day of April following the calendar year in which a Participant attains age seventy and one-half (70 1/2). Except as otherwise provided in the preceding sentence, no distribution of an Employee's Accrued Benefit derived from Employer contributions shall be made while the Employee is employed with the Employer. Further, unless the Participant elects otherwise, payment of Accrued Benefits must begin not later than the sixtieth (60th) day after the close of the Plan Year in which the latest of the following events occur: (a) the Participant attains age sixty-five
(65) (or Normal  Retirement  Age, if earlier), (b) the  occurrence of the tenth
(10th) anniversary of the year in which the Participant commences participation in the Plan, or (c) the Participant terminates his service with the Employer.
         13.9 If a Participant terminates employment with the Employer and receives (or is deemed to receive) a distribution of his Accrued Benefit, then such Participant shall forfeit amounts that are not non-forfeitable immediately subsequent to such distribution. For purposes of this Section, if the present value of an Employee's vested Accrued Benefit is zero (0), the Employee shall be deemed to have received a distribution of such vested Accrued Benefit. The Participant's vested Accrued Benefit shall not include accumulated deductible Employee contributions within the meaning of Code Section 72(o)(5)(B) for Plan Years beginning prior to January 1, 1989. However, if an Employee receives a
distribution   pursuant  to  this  Section  and  the  Employee  resumes  covered employment under the Plan, he shall have the right to restore his Employer-derived Accrued Benefit (including all optional forms of benefit and subsidies relating to such benefits) to the extent forfeited upon the repayment to the Plan of the full amount of the distribution plus interest, compounded annually from the date of distribution at the rate determined for purposes of Code Section 411(c)(2)(C). Such repayment must be made before the earlier of five (5) years after the first date on which the Participant is subsequently re-employed by the Employer, or the date the Participant incurs five (5) consecutive One-Year Breaks in Service following the date of distribution. If an Employee is deemed to receive a distribution pursuant to this Section, and the Employee resumes employment covered under this Plan before the date the Participant incurs five (5) consecutive One-Year Breaks in Service, upon the re-employment of such Employee, the Employer-derived Accrued Benefit will be restored to the amount of such Accrued Benefit on the date of the deemed distribution.
         13.10 Notwithstanding the other requirements of this Section and subject to the Annuity Requirements Section, distribution on behalf of any Employee, including a Five (5%) Percent Owner, may be made in accordance with all of the following requirements (regardless of when such distribution commences):

         (a) The distribution by the Trust is one which would not have disqualified such Trust under Code Section 401(a) (9), as in effect prior to amendment by the Deficit Reduction Act of 1984;

         (b)      The   distribution   is  in   accordance   with  a  method  of
                  distribution designated by the Participant whose inter est in the Trust is being distributed or, if the Participant is deceased, by a Beneficiary of such Participant;

         (c) Such designation was in writing, was signed by the Participant or the Beneficiary, and was made before January 1, 1984;

         (d) The Participant had accrued a benefit under the Plan as of December 31, 1983; and

         (e) The method of distribution designated by the Participant or the Beneficiary specifies the time at which distribution will commence, the period over which distributions will be made, and in the case of any distribution upon the Participant's death, the Beneficiaries of the Participant listed in order of priority.

         A distribution upon death will not be covered by this transitional rule unless the information in the designation contains the required information described above with respect to the distributions to be made upon the death of the Participant.
         For any distribution which commences before January 1, 1984, but continues after December 31, 1983, the Employee, or the Beneficiary, to whom such distribution is being made, will be presumed to have designated the method of distribution under which the distribution is being made if the method of distribution was specified in writing and the distribution satisfies the requirements in subsections (a) and (e) above.
         If a designation is revoked, any subsequent distribution must satisfy the requirements of Code Section 401(a)(9) and the regulations thereunder. If a designation is revoked subsequent to the date distributions are required to begin, the Trust must distribute by the end of the calendar year following the calendar year in which the revocation occurs the total amount not yet distributed which would have been required to have been distributed to satisfy Code Section 401(a)(9) and the regulations thereunder, but for the TEFRA Section 242(b)(2) election. For calendar years beginning after December 31, 1988, such
distributions  must  meet  the  minimum   distribution   incidental   benefit
requirements in Section 1.401(a)(9)-2 of the regulations. Any changes in the designation will be considered to be a revocation of the designation, provided that the mere substitution or addition of another Beneficiary (one not named in the designation) under the designation will not be considered to be a revocation of the designation, so long as such substitution or addition does not alter the period over which distributions are to be made under the designation, directly or indirectly (for example, by altering the relevant measuring life). In the case in which an amount is transferred or rolled over from one plan to another plan, the rules in Q&A J-2 and Q&A J-3 of Treasury regulation 1.401(a)(9)-2 shall apply.
                              SECTION 14 - Trustee
                              ----------   -------
         14.1 The Trustee hereby accepts the Trust created hereunder and agrees to carry out its duties and responsibilities here under. The Trustee shall serve at the pleasure of the Employer. Whenever more than one Trustee serves hereunder, the decision of a majority of the Trustees shall control, and any documents, including checks, shall be valid if signed by a majority of the Trustees, or such person or persons designated in writing by the Trustees.
         14.2 Except as specifically provided for, all contributions voluntarily paid by or in behalf of the Employer to the Trustee from time to time, and all income and enhancement shall constitute and shall be held and administered by the Trustee as a single Trust Fund.
         14.3 Out of, and to the extent of funds made available for such purposes by the Employer, and if required in this Plan and Trust, the Trustee is authorized to purchase life insurance contracts on the lives of insurable Participants and to pay the initial and renewal premiums thereon, and to establish a Trust Fund which, together with the life insurance contracts, will provide the retirement benefits under this Plan and Trust.
         14.4 The Trustee shall invest and reinvest the Trust Fund and keep it invested, without distinction between principal and income, and without restriction to properties and securities authorized for investment by Trustees under any present or future law in any and all common stocks, preferred stocks, bonds, notes, debentures, mortgages, equipment trust certificates, options and in such other property, real or personal, investments and securities of any kind, class or character, (specifically including any kind or class of savings accounts, statement account, certificates of deposit, or any other types of deposits of the Employer if the Employer is a bank or savings and loan association), as the Trustee may deem advisable and suitable, including, but not limited to, qualifying Employer securities and qualifying Employer real property, partnership interests and stock or securities in other companies, any common trust fund, or funds maintained by the Trustee, insurance policies on the lives of key Employees of the Employer payable on death to the trust as beneficiary, and if otherwise provided for in the Death Benefits Section insurance policies on the lives of Participants. The Trustee shall not acquire or hold any qualifying Employer securities or qualifying Employer real property if immediately after such acquisition the aggregate fair market value of Employer securities or Employer real property exceeds ten (10%) percent of the fair market value of the Plan assets. The Trustee, in its discretion may keep such portion of the Trust Fund in cash or cash balances as the Trustee from time to time may deem to be in the best interests of the Plan and Trust Fund. The Trustee is authorized to invest in any type of deposit of the Trustee provided the Trustee is a bank or savings and loan association and the deposit earns a reasonable rate of interest. If the Death Benefits Section otherwise provides, the Trustee shall apply for and be the owner of the insurance policies. The proceeds of the insurance policies shall be payable to the Trustee to provide the benefits required in this Plan. In the case of any conflict between the terms of this Plan and an insurance policy, then the Plan's provisions shall control. The Trustee shall, in its discretion, either convert the entire value of any life insurance contract at or before a Participant's retirement into cash, or distribute the life insurance contract to the Participant at retirement. In no event shall any life insurance be continued for the benefit of a Participant after his retirement.
         Notwithstanding anything in this Plan and Trust to the contrary, the Employer specifically authorizes the Trustee to invest all or any portion of the assets comprising the Trust Fund in any group trust fund which at the time of the investment provides for the pooling of the assets of plans qualified under Code Section 401(a). This authorization applies solely to a group trust fund exempt from taxation under Code Section 501(a) and the trust agreement of which satisfies the requirements of Internal Revenue Service Revenue Ruling 81-100. The provisions of the group trust fund agreement, as amended from time to time, are by this reference incorporated within this Plan and Trust. The provisions of the group trust fund shall govern any invest-ment of Plan assets in that fund. The Employer shall specify in a resolution of its governing body the group trust funds to which this authorization applies.
         Furthermore, the Trustee, for collective investment purposes, may combine into one (1) trust fund the Trust created under this Plan with the Trust created under any other qualified retirement plan the Employer maintains. However, the Trustee shall maintain separate records of account for the assets of each Trust in order to reflect properly each Participant's Accrued Benefit under the plan(s) in which he is a Participant.
         14.5 In addition to the powers conferred by common law or by statute, the Trustee is authorized and empowered:

         (a) To sell, exchange, convey, transfer, or to otherwise dispose of any property held by it by private contract or at public auction, and no person dealing with the Trustee shall be bound to see to the application of the purchase money or to inquire into the validity, expediency, or propriety of any such sale or other disposition;

         (b) To vote upon any stocks, bonds, or other securities; to give general or special proxies or powers of attorney with or without power of substitution; to exercise any conversion privileges, subscription rights, or other options and to make any payments incidental thereto; to consent to or otherwise participate in corporate reor-ganizations or other changes affecting corporate secu-rities and to delegate discretionary powers and to pay any assessments or charges in connection therewith; and, generally, to exercise any of the powers of an owner with respect to stocks, bonds, securities or other property held in the Trust Fund;

         (c) To make, execute, acknowledge, and deliver any and all documents of transfer and conveyance and any and all other instruments that may be necessary or appropriate to carry out the powers herein granted;

         (d) To register any investment held in the Trust Fund in its own name or in the name of a nominee and to hold any investment in bearer form, but the books and re cords of the Trustee shall at all times show that all such investments are part of the Trust Fund;

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



         (e) To manage, administer, operate, lease for any number of years, develop, improve, repair, alter, demolish, mort-gage, pledge, grant options with respect to, partition, build entire new structures on, abandon, foreclose, or otherwise deal with any real property or interest therein at any time held by it, including specifically, qualifying Employer real property, using other Trust assets for any of such purposes if deemed advisable;

         (f) To employ suitable agents and counsel and to pay their reasonable expenses and compensation;

         (g) To borrow or raise monies for the purposes of the Trust and for any sum so borrowed to issue its promissory note as Trustee and to secure the repayment thereof by pledging all or any part of the Trust Fund including life insurance policies, but nothing herein contained shall obligate the Trustee to render itself liable individually for the amount of any such borrowing; and no person loaning money to the Trustee shall be bound to see to the application of the money loaned or to inquire into the validity, expediency, or propriety of any such borrowing; and any borrowing against life insurance policies shall be done on a prorata basis so as to avoid discrimination; and

         (h) To acquire real estate by purchase, exchange, or as the result of any foreclosure, liquidation, or other sal-vage of any investment previously made hereunder; to hold such real estate in such manner and upon such terms as the Trustee may deem advisable; and to manage, operate, repair, improve, partition, mortgage, build entire new structures on, or lease for any term of years any such real estate or any other real estate constituting a part of the Trust Fund, upon such terms and conditions as the Trustee deems proper, using other Trust assets for any of such purposes if deemed advis-able.

         14.6 Notwithstanding the broad powers granted to the Trustee, the Trustee and Committee are prohibited from engaging in certain transactions with a party-in-interest. Such transactions include engaging in (a) selling, exchanging, or leasing property between the Plan and Trust and a party-in-interest, except qualifying Employer securities or Employer real property; (b) loaning or extending credit between the Plan and Trust and a party-in-interest; (c) furnishing goods, services or facilities between

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the Plan and  Trust and a  party-in-interest;  (d)  transferring  Plan and Trust assets to a party-in-interest; (e) dealing with the income or assets of the Plan and Trust for their own benefit; (f) receiving any consideration for their own benefit from any party dealing with the Plan and Trust in connection with a transaction involving Plan and Trust assets; or (g) acting in any transaction (in any capacity) involving a Plan on behalf of a party whose interests are
adverse  to  the  interests  of  the  Plan  and  Trust,   its   Participants  or
Beneficiaries.
         14.7  The term "party in interest" means:

         (a) any fiduciary (including, but not limited to, any administrator, officer, Trustee, or custodian), counsel, or employee of the Plan;

         (b)      a person providing services to the Plan;

         (c) an Employer any of whose Employees are covered by the Plan;

         (d) an Employee organization any of whose members are covered by the Plan;

         (e) an owner, direct or indirect, of fifty (50%) percent or more of--

                  (i) the combined voting power of all classes of stock entitled to vote or the total value of shares of all classes of stock of a corporation; or

                 (ii) the capital interest or profits interest of a partnership; or

                (iii) the beneficial interest of a trust or unincorporated enterprise which is an Employer or an Employee organization described in subparagraphs (c) or (d).

         (f) a relative as defined herein of any individual described in subparagraphs (a), (b), (c) or (e);

         (g) a corporation, partnership, trust or estate of which (or in which) fifty (50%) percent or more of--


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



                  (i) the combined voting power of all classes of stock entitled to vote, or the total value of shares of all classes of stock of such corporation; or

                 (ii) the capital interest or profits interest of such partnership; or

                (iii)      the beneficial interest of such trust or estate,

                  is owned, directly or indirectly, or held by persons described in subparagraphs (a), (b), (c), (d) or (e);

         (h) an officer, director (or an individual having powers or responsibilities similar to those of officers or directors), or a ten (10%) percent or more shareholder, or a highly compensated employee (earning ten (10%) percent or more of the yearly wages of an employer) of a person described in subparagraphs (b), (c), (d), (e) or (g), or of the employee benefit plan; or

         (i) a ten (10%) percent or more (directly or indirectly in capital or profits) partner or joint venturer of a person described in subparagraphs (b), (c), (d), (e) or (g).

The term "relative" means a spouse, ancestor, lineal descendant, or spouse of lineal descendant.
         14.8 The Trustee shall keep accurate and detailed records of its administration of the Trust Fund, which records shall be open to inspection at all reasonable times by any person designated in writing by the Committee or the Employer. Within ninety (90) days following the close of each Plan Year (and at such other times as the Trustee shall determine in its sole discretion), the Trustee shall value the Trust Fund as of the last day of such Plan Year, at the current fair market value of the respective assets, but life insurance policies (if any) shall be shown at their cash value as of the last preceding anniversary date of the policies. As soon as practicable after making such valuation, but not more than fifteen (15) days thereafter, the Trustee shall file with the Committee a written report setting

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



forth the valuation made and, in addition, setting forth all investments made, together with disbursements and receipts and other transactions effected by it during such Plan Year, and securities and investments held at the end of such Plan Year, and the cost of each item as carried on the books of the Trustee.
         14.9 If a corporate Trustee (other than the Employer) serves hereunder, then the corporate Trustee shall be paid for its services rendered hereunder compensation and other charges as agreed by the Employer and the Trustee, but if no agreement is in effect then as stipulated in its regularly adopted schedules of compensation in effect and applicable at the time of performance of such services, together with all reasonable expenses incurred by the Trustee in and about the execution of its duties hereunder, including counsel fees and disbursements. Except as provided below, if a non-corporate Trustee serves hereunder, then the non-corporate Trustee shall be entitled to such reasonable compensation for services rendered by it as may from time to time be agreed upon between the Employer and the non-corporate Trustee, together with all reasonable expenses incurred by the non-corporate Trustee in and about the execution of its duties hereunder, including counsel fees and disbursements. Unless the Employer agrees to pay the Trustee for services rendered, such compensation and expenses shall be charged against and paid out of the Trust Fund. If the Employer advises the Trustee in writing of its determination to make no further contributions to the Trust Fund, and the Employer decides not to continue payment of the Trustee compensation and expenses, such compensation and expenses of the Trustee shall be charged against and paid out of

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



the Trust Fund, and a lien for the payment thereof shall be impressed upon any cash, securities or other property held by the Trustee hereunder the same to be charged pro rata against the Accrued Benefit of each Participant. Notwithstanding anything herein to the contrary, no compensation shall be paid to a fully paid Employee of the Employer or, if a corporation, to a member of its Board of Directors, for serving as a fiduciary, but such person may be reimbursed for expenses reasonably incurred.
         14.10 The Trustee may consult with counsel, who may be counsel for the Employer, in respect of any of its duties or obligations hereunder; and shall be fully protected in acting or refraining from acting in accordance with the advice of such counsel.
         14.11 Any determination or action of the Employer pursuant to the provisions of this Agreement shall be evidenced in writing duly executed by the Employer and delivered to the Trustee. All authorizations, directions, instructions, notices, or information given by the Committee to the Trustee shall be in writing and signed in the name of the members of the Committee or by such member or representative of the Committee as a majority of it shall specify in writing. If the Trustee acts in accordance with authorizations, directions, instructions, notices, or information given to it by the Employer or the Committee, the Trustee shall be indemnified and held harmless by the Employer, except for its own gross negligence or willful misconduct.
         14.12 If neither the Employer nor the Committee gives authorizations, directions, instructions, notices or information to the Trustee, the Trustee may act without such authorization,

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



directions, instructions, notices or information as it, in its sole discretion deems advisable and appropriate in the circumstances for the carrying out of the provisions of this Agreement.
         14.13 The Trustee shall not be responsible for the adequacy of the Trust Fund to meet and discharge any and all payments and liabilities under the Plan. All persons dealing with the Trustee are released from inquiry into the decision or authority of the Trustee to act, and from responsibility for the application of any monies, securities or other property paid or delivered to the Trustee. The Trustee shall not be obligated to pay interest on uninvested cash balances.
         14.14 The Trustee shall not be required to determine, or to make any investigation to determine, the identity or mailing address of any person entitled to benefits under this agreement, and shall have discharged its obligation in that respect when it shall have sent checks or other papers by ordinary mail to such persons and addresses as may be furnished to it by the Committee.
         14.15 The Trustee may be removed by the Employer by the delivery to the Trustee of a written notice duly executed by the Employer to that effect. The Trustee may resign as Trustee here under upon written notice to that effect, delivered to the Employer. Any such removal or resignation shall become effective 60 days from the date of delivery of the copy of such written notice unless an earlier date is agreed upon by the Employer and the Trustee. In the event of such removal or resignation (or in the event the office of Trustee becomes vacant for any reason), a successor Trustee or Trustees shall be appointed by the Employer and such successor Trustee or Trustees, upon accepting such

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



appointment by an instrument in writing delivered to the Employer, shall become vested with all the duties, immunities, powers, privileges and rights as Trustee hereunder as if it originally had been designated Trustee in this Agreement. No successor Trustee shall be liable or responsible in any way for any acts or defaults of any predecessor Trustee, but such successor Trustee shall be liable only for its own acts and defaults with respect to property actually received by it as such Trustee. The successor Trustee may accept the accounting rendered and the assets and property delivered to it by the predecessor Trustee and shall incur no liability or responsibility to any Participant or Beneficiary under this Plan and Trust by reason of relying thereon. The Employer may designate as many Trustees to serve hereunder as it shall from time to time determine. Upon such appointment and acceptance, the replaced Trustee shall assign, endorse, convey, deliver and transfer to the successor trustee all of the funds, securities and other property then held by it under this Trust Agreement and such records as may reasonably be required in order that the successor Trustee may properly administer the Trust hereunder. In the event of such removal or resignation of any Trustee hereunder, within sixty (60) days from the date of such removal or resignation such Trustee shall file with the Employer and with the Committee a statement and report of its accounts and proceedings covering the period since the date of its last annual statement and report to date of such removal or resignation.
         14.16 In the event and to the extent not insured against by any insurer pursuant to provisions of any applicable insurance

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



policy, the Employer shall indemnify and hold harmless any individual Trustees, their assistants and representatives, from any and all claims, demands, suits, losses, damages, and any other liability arising from their responsibilities in connection with this Plan or Trust, unless the same is determined to be due to gross negligence or willful misconduct.
         14.17 In the event an individual is sole Trustee of this Trust while a beneficiary of this Trust, then the Employer shall appoint a Co-Trustee to serve with the individual Trustee at any time before the individual Trustee becomes the sole Beneficiary of the Trust if a merger would occur under state law.
                 SECTION 15 - Amendment and Termination of Plan
                 ----------   ---------------------------------
         15.1 The Board of Directors of the Employer may amend this Plan and Trust at any time and from time to time. However, it is the intention of the Employer and Trustee that this Plan and Trust shall always be a retirement plan and trust qualified under Code Section 401, et. seq. and this Plan and Trust shall be interpreted and administered accordingly. Except to the extent permitted in Code Section 412(c)(8), no amendment to the Plan (including a change in the actuarial basis for determining optional or early retirement benefits, if any) shall be effective to the extent that it has the effect of decreasing a Participant's Accrued Benefit. For purposes of this Section, a Plan amendment which has the effect of (a) eliminating or reducing an early retirement benefit, if applicable, (as defined in Treasury regulations) or a retirement-type subsidy, or (b) eliminating an optional form of benefit, with respect to benefits attributable to service before the amendment shall be treated as reducing

Accrued Benefits. In the case of a retirement-type subsidy, the preceding sentence shall apply only with respect to a Participant who satisfies (either before or after the amendment) the preamendment conditions for the subsidy. In general, a retirement-type subsidy is a subsidy that continues after retirement, but does not include a qualified disability benefit (including life insurance), or a plant shutdown benefit (that does not continue after retirement age). Furthermore, no amendment to the Plan shall have the effect of decreasing a Participant's vested interest determined without regard to such amendment as of the later of the date such amendment is adopted, or becomes effective. Any amendment shall be in writing and shall be executed by an officer of the Employer.
         15.2 No change may be made in the Plan and Trust which shall vest in the Employer, directly or indirectly, any control, interest, or ownership in any of the present or subsequent assets or funds of the Trust, or in any of the present or subsequent assets or funds set aside for Participants pursuant to this Plan and Trust.
         15.3 No part of the Trust Fund shall, by reason of any amendment, be used for or directed to purposes other than for the exclusive benefit of Participants and their Beneficiaries or for administration expenses of the Plan. The corpus or income of the Trust may not be diverted to or used for other than the exclusive benefit of the Participants and their Beneficiaries.
         15.4 It is the present intention of the Employer to continue this Plan indefinitely; however, the Board of Directors of the Employer reserves the right to terminate this Plan, or to partially terminate this Plan, in which events the Accrued Benefits of all affected Participants in the Trust Fund to the extent then funded shall vest immediately and fully, without forfeiture. Any complete termination of this Plan shall be in writing. Notice of the complete termination shall be given to each Participant. In the event the Plan is terminated or partially terminated, the Accrued Benefits of all affected Participants shall be distributed to them as provided in the Annuity Requirements Section and Distribution Requirements Section. Termination of the Plan by an Employer, including a partial termination, shall be considered a termination of the Plan only with respect to that particular Employer. Suspension of contributions on a temporary basis for reasons of business deemed adequate by the Employer shall not be considered a termination of the Plan.
         15.5 In any event, the liabilities of the Employer to make contributions under the Plan shall automatically terminate upon dissolution of the Employer, upon its adjudication as a bankrupt, upon its making a general assignment for the benefit of creditors or upon its merger or consolidation with any other corporation or corporations, unless the Employer's liabilities to make further contributions under the Plan are assumed by such other corporation or corporations.
         15.6 In the event of termination of the Employer's liabilities to make further contributions under this Plan, such liabilities may be assumed by any other corporation or business organization which employs a substantial number of the Participants of the Plan. Such assumption of liabilities shall be expressed in an agreement between such other corporation or business organization and Employer which assumes such liabilities with respect to the Participants employed by it. Any Participant under this Plan who does not become an employee of such other corporation or other business organization shall have the rights hereunder of an employee whose employment terminated by normal retirement.
         15.7 In the event of any merger or consolidation with, or transfer of assets or liabilities to, any other retirement plan of the Employer, its affiliates, or of any other employer, each Participant in the Plan will (if the Plan had then terminated) be entitled to a benefit immediately after the merger, consolidation, or transfer which is equal to or greater than the benefit he would have been entitled to immediately before the merger, consolidation, or transfer (if the Plan had then terminated).
         15.8 In the event of termination of this Plan and Trust, the Trustee, subject to the requirements of the Code, shall allocate the assets in accordance with the following provisions, subject, however, to the provisions of the Retirement Benefits Section:

         (a) If the assets are sufficient to satisfy all the Accrued Benefits under the Plan, any life insurance contract or contracts (if any) held for each Participant shall be assigned, transferred and set over to each then living Participant, and the funds in the Trust Fund shall be applied to provide the retirement Annuities accrued to date of termination of the Plan and Trust in excess of the paid-up retirement Annuities made available under any insurance contract or contracts so transferred.
                  All such Annuity contracts shall comply with the re-quirements of Code Sections 401(a)(11) and 417. If, after all liabilities of the Employer under this Plan and Trust are satisfied, there is a balance remaining in the Trust Fund, such balance shall be returned to the Employer by the Trustee.

         (b) If the assets are not sufficient to satisfy all the Accrued Benefits under the Plan, the assets will be allocated in the following priorities:

                  (i)      Refund any voluntary Employee contributions.

                 (ii)      Refund any mandatory Employee contributions.

                (iii) Allocated equally among the individuals in the following subcategories:

                           (A)      In the case of benefits in pay status  three
                                    (3)  years  prior  to  termination  (at  the
                                    lowest pay level in that period and at the lowest benefit level under the Plan during the five (5) years prior to termination), and

                           (B) In the case of benefits which would have been in pay status three (3) years prior to
                                    termination  had  the   Participant   been
                                    retired (and had his benefits commenced then
                                    at the lowest  benefit  level under the Plan
                                    during   the   five  (5)   years   prior  to
                                    termination).

                 (iv) All other guaranteed benefits up to the insurance limitations (but irrespective of the limitation to one $750 monthly benefit regardless of the number of Plans in which the Employee participated) and (on equal level of priority) benefits that would be so guaranteed except for the special limitation of coverage of a "substantial owner".

                  (v)      All other (meaning uninsured) vested benefits.

                 (vi)      All other benefits under the Plan.

         15.9 The Employer shall report to the Pension Benefit Guaranty Corporation after it knows or should have known that this Plan and Trust is terminating or a complete discontinuance of contributions thereto has occurred.
                     SECTION 16 - Restrictions Upon Termination of Contributions
         16.1 For Plan Years beginning before January 1, 1991, Employer contributions on behalf of any of the twenty-five (25) highest paid Employees at the time the Plan is established and whose anticipated annual benefit exceeds $1,500 will be restrict-ed as provided in this Section 16.1 upon the occurrence of the following conditions:

         (a) The Plan is terminated within ten (10) years after its establishment,

         (b) The benefits of such highest paid Employee becomes payable within ten (10) years after the establishment of the Plan, or

         (c) If Code Section 412 (without regard to Code Section 412(h)(2)) does not apply to this Plan, the benefits of such Employee become payable after the Plan has been in effect for ten (10) years, and the full current costs of the Plan for the first ten (10) years have not been funded.

         Employer contributions which may be used for the benefit of an Employee described above shall not exceed the greater of $20,000, or twenty (20%) percent of the first $50,000 of the Employee's Compensation multiplied by the number of years between the date of the establishment of the Plan and:

         (d) If (a) applies, the date of the termination of the Plan,

         (e) If (b) applies, the date the benefits become payable, or

         (f) If (c) applies, the date of the failure to meet the full current costs.

         If the Plan is amended so as to increase the benefit actually payable in the event of the subsequent termination of the Plan, or the subsequent discontinuance of contributions thereunder, then the provisions of the above paragraphs shall be applied to the Plan as so changed as if it were a new Plan established on the date of the change. The original group of twenty-five (25) Employees (as described above) will continue to have the above limitations apply as if the Plan had not been changed. The restrictions relating to the change of Plan should apply to benefits or funds for each of the twenty-five (25) highest paid Employees on the effective date of the change except that such restrictions need not apply with respect to any Employee in this group for whom the normal annual pension or Annuity provided by Employer contributions prior to that date and during the ensuing ten (10) years, based on his rate of compensation on that date, could not exceed $1,500.
         The Employer contributions which may be used for the benefit of the new group of twenty-five (25) Employees will be limited to the greater of:

         (a) The Employer contributions (or funds attributable thereto) which would have been applied to provide the benefits for the Employee if the previous Plan had been continued without change;

         (b)      $20,000; or

         (c) The sum of (i) the Employer contributions (or funds attributable thereto) which would have been applied to provide benefits for the Employee under the previous Plan if it had been terminated the day before the effective date of change, and (ii) an amount computed by multiplying the number of years for which the cur rent costs of the Plan after that date are met by (A) twenty (20%) percent of his annual Compensation, or (B) $10,000, whichever is smaller.

         Notwithstanding the above limitations, the following limitations will apply if they would result in a greater amount of Employer contributions to be used for the benefit of the restricted Employee:

         (a) In the case of a substantial owner (as defined in Section 4022(b)(5) of ERISA, a dollar amount which equals the present value of the benefit guaranteed for such Employer under Section 4022 of ERISA, or if the Plan has not terminated, the present value of the benefit that would be guaranteed if the Plan terminated on the date the benefit commences, determined in accor-dance with regulations of the Pension Benefit Guaranty Corporation (PBGC); and

         (b) In the case of the other restricted Employees, a dollar amount which equals the present value of the maximum benefit described in Section 4022(b)(3)(B) of ERISA (determined on the earlier of the date the Plan terminates or the date benefits commence, and determined in accordance with regulations of
                  PBGC) without regard to any other limitations in Section 4022 of ERISA.

         If, as of the date this Plan terminates, the value of Plan assets is not less than the present value of all Accrued Benefits (whether or not nonforfeitable) distributions of assets to each Participant equal to the present value of that Participant's Accrued Benefit will not be discriminatory if the formula for computing benefits as of the date of termination is not discrimi-natory. All present values and the value of plan assets will be computed using assumptions satisfying Section 4044 of ERISA.
         16.2 In the event of Plan termination, the benefit of any Highly Compensated active or former Employee is limited to a benefit that is nondiscriminatory under Code Section 401(a)(4). For Plan Years beginning on or after January 1, 1991, benefits distributed to any of the twenty-five (25) most
highly  compensated  active  and  former  Highly  Compensated   Employees  are
restricted such that the annual payments are no greater than an amount equal to the payment that would be made on behalf of the Employee under a single life Annuity that is the Actuarial Equivalent of the sum of the Employee's Accrued Benefit and the Employee's other benefits under the Plan.
         The preceding paragraph shall not apply if: (a) after payment of the benefit to an Employee described in the preceding paragraph, the value of plan assets equals or exceeds one hundred ten (110%) percent of the value of current liabilities, as defined in Code Section 412(l)(7), or (b) the value of the

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



benefits  for an Employee  described  above is less than one (1%) percent of the value of current liabilities. For purposes of this Section 16.2, benefit includes loans in excess of the amount set forth in Code Section 72(p)(2)(A), any periodic income, any withdrawal values payable to a living Employee, and any death benefits not provided for by insurance on the Employee's life.
                       SECTION 17 - Limitation on Benefits
                       ----------   ----------------------
         17.1 This Section 17.1, except for (c) below, applies regardless of whether any Participant is or has ever been a Participant in another qualified plan maintained by the Employer. If any Participant is or has ever been a Participant in another qualified plan maintained by the Employer, or a welfare benefit fund, as defined in Code Section 419(e), maintained by the Employer, or an individual medical account, as defined in Code Section 415(l)(2), maintained by the Employer, or a simplified employee pension, as defined in Code Section 408(k), maintained by the Employer, that provides an annual addition as defined below, Section 17.2 is also applicable to that Participant's benefits.

         (a) The annual benefit otherwise payable to a Participant at any time will not exceed the maximum permissible amount. If the benefit the Participant would otherwise accrue in a Limitation Year would produce an annual benefit in excess of the maximum permissible amount, the rate of accrual will be reduced so that the annual benefit will equal the maximum permissible amount.

         (b) If a Participant has made nondeductible Employee con-tributions under the terms of this Plan, the amount of such contributions is treated as an annual addition to a qualified defined contribution plan, for purposes of Sections 17.1(a) and 17.2 of this Section.

         (c) The limitation in (a) above is deemed satisfied if the annual benefit payable to a Participant is not more than One Thousand ($1,000) Dollars multiplied by the

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



                  Participant's number of Years of Service or parts thereof (not to exceed ten (10)) with the Employer, and the Employer has not at any time maintained a defined contribution plan, a welfare benefit plan, or an individual medical account in which such Participant participated.

         17.2 This Section 17.2 applies if any Participant is covered, or has ever been covered, by another Plan maintained by the Employer, including a qualified plan, a welfare benefit fund, or an individual medical account, or a simplified employee pension that provides an annual addition as described in
Section 17.3.

         (a) If a Participant is, or has ever been, covered under more than one defined benefit plan maintained by the Employer, the sum of the Participant's annual benefits from all such Plans may not exceed the maximum permissible amount.

         (b) If the Employer maintains, or at any time maintained, one or more qualified defined contribution plans cover-ing any Participant in this Plan, a welfare benefit fund, an individual medical account, or a simplified employee pension, the sum of the Participant's defined contribution fraction and defined benefit fraction will not exceed 1.0 in any Limitation Year, and the annual benefit otherwise payable to the Participant under this Plan will be limited so as not to violate Code Section 415.

         (c) In the case of an individual who was a Participant in one or more defined benefit plans of the Employer as of the first day of the first Limitation Year beginning after December 31, 1986, the application of the limita-tions of this Section 17 shall not cause the maximum permissible amount for such individual under all such defined benefit plans to be less than the individual's current Accrued Benefit. The preceding sentence ap-plies only if such defined benefit plans met the re-quirements of Code Section 415 for all Limitation Years beginning before January 1, 1987.

         17.3 For purposes of this Section 17, the following definitions shall apply:

         (a) "Annual additions" means the sum of the following amounts credited to a Participant's account for the Limitation Year:

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



                  (i)      Employer contributions;

                 (ii)      Employee contributions;

                (iii)      Forfeitures;

                 (iv) Amounts allocated after March 31, 1984, to an individual medical account that is part of a pen-sion or annuity plan maintained by the Employer are treated as annual additions to a defined con-tribution plan. Also, amounts derived from con-tributions paid or accrued after December 31, 1985, in Taxable Years ending after such date that are attributable to post-retirement medical bene-fits allocated to the separate account of a key employee (as defined in Section 419A(d)(3) of the Internal Revenue Code) under a welfare benefit fund are treated as annual additions to a defined contribution plan; and

                  (v) Allocations under a simplified employee pension plan.

         (b) "Annual benefit" means a retirement benefit under the Plan which is payable annually in the form of a straight life annuity. Except as provided below, a benefit payable in a form other than a straight life annuity must be adjusted to an actuarially equivalent straight life annuity before applying the limitations of this Section. The interest rate assumption used to determine actuarial equivalence will be the greater of the interest rate specified in the definition of Actu-arial Equivalence in this Plan or five (5%) percent. The annual benefit does not include any benefits at-tributable to Employee contributions or rollover con-tributions, or the assets transferred from a qualified plan that was not maintained by the Employer. No actuarial adjustment to the benefit is required for (i) the value of a qualified joint and survivor annuity,
                  (ii) the value of benefits that are not directly relat-ed to retirement benefits (such as the qualified dis-ability benefit, pre-retirement death benefits, and post-retirement medical benefits), and (iii) the value of post-retirement cost-of-living increases made in accordance with Code Section 415(d) and Section 1.415-3(c)(2)(iii) of the Regulations.

         (c)      "Compensation" means

                           Wages,  salaries, and fees for professional services
                  and other amounts received (without regard to whether or not an amount is paid in cash) for personal services actually rendered in the course of employment with the Employer maintaining the Plan to the extent that the amounts are includable in gross income (in-
                  cluding, but not limited to, commissions paid salesmen, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips, bonuses, fringe benefits, and reimbursements, or other expense allowances under a nonaccountable plan (as described in 1.62-2(c)), and excluding the following:

                  (i) Employer contributions to a plan of deferred com-pensation which are not includible in the Employ-ee's gross income for the Taxable Year in which contributed, or Employer contributions under a simplified employee pension plan to the extent such contributions are deductible by the Employee, or any distributions from a plan of deferred com-pensation;

                 (ii) Amounts realized from the exercise of a nonqualified stock option, or when restricted stock (or property) held by the Employee either becomes freely transferable or is no longer subject to a substantial risk of forfeiture;

                (iii) Amounts realized from the sale, exchange or other disposition of stock acquired under a qualified stock option; and

                 (iv) Other amounts which received special tax benefits, or contributions made by the Employer (whether or not under a salary reduction agreement) towards the purchase of an annuity contract described in
                           Section 403(b) of the Internal Revenue Code
                           (whether or not the contributions are actually excludable from the gross income of the Employee).

         For any self-employed individual compensation will mean earned income.

         For Limitation Years beginning after December 31, 1991, for purposes of
         applying  the  limitations  of  this  Section,   compensation  for  a
         Limitation Year is the compensation actually paid or made available during such Limitation Year.

         (d) "Current accrued benefit" means a Participant's Accrued Benefit under the Plan, determined as if the Partici-pant had separated from service as of the close of the last Limitation Year beginning before January 1, 1987, when expressed as an annual benefit within the meaning of Code Section 415(b)(2). In determining the amount of a Participant's current Accrued Benefit, the follow-ing shall be disregarded:

                  (i) any change in the terms and conditions of the Plan after May 5, 1986; and

                (ii) any cost of living adjustments occurring after May 5, 1986.

         (e) "Defined benefit dollar limitation" means Ninety Thou sand ($90,000) Dollars. Effective on January 1, 1988, and each January thereafter, the Ninety Thousand ($90,000) Dollar limitation above will be automatically adjusted by multiplying such limit by the cost of living adjustment factor prescribed by the Secretary of the Treasury under Code Section 415(d) in such manner as the Secretary shall prescribe. The new limitation will apply to Limitation Year ending within the calen-dar year of the date of the adjustment.

         (f) "Defined benefit fraction" means a fraction, the numer-ator of which is the sum of the Participant's projected annual benefits under all the defined benefit plans (whether or not terminated) maintained by the Employer, and the denominator of which is the lesser of one hundred twenty-five (125%) percent of the dollar limi-tation determined for the Limitation Year under Code Sections 415(b) and (d) or one hundred forty (140%) percent of the highest average compensation, including any adjustments under Code Section 415(b).

                           Notwithstanding  the above,  if the Participant was a
                  Participant as of the first day of the first Limitation Year beginning after December 31, 1986, in one or more defined benefit plans maintained by the Employer which were in existence on May 6, 1986, the denominator of this fraction will not be less than one hundred twenty-five (125%) percent of the sum of the annual benefits under such plans which the Participant had accrued as of the close of the last Limitation Year beginning before January 1, 1987, disregarding any changes in the terms and conditions of the plans after May 5, 1986. The preceding sentence applies only if the defined benefit plans individually and in the aggregate satisfied the requirements of Code Section 415 for all Limitation Years beginning before January 1, 1987.

         (g) "Defined contribution fraction" means a fraction, the numerator of which is the sum of the annual additions to the Participant's account under all the defined contribution plans (whether or not terminated) main-tained by the Employer for the current and all prior Limitation Years, (including the annual additions attributable to the Participant's nondeductible Employ-ee contributions to this and all other defined benefit plans (whether or not terminated) maintained by the Employer, and the annual additions attributable to all welfare benefit funds or individual medical accounts and simplified employee pensions maintained by the Employer), and the denominator of which is the sum of the maximum aggregate amounts for the current and all prior Limitation Years of Service with the Employer (regardless of whether a defined contribution plan was maintained by the Employer).

                           The maximum  aggregate  amount in any Limitation Year
                  is the lesser of one hundred twenty-five (125%) percent of the dollar limitation determined under Sections 415(b) and (d) of the Code in effect under Section 415(c)(1)(A) of the Code or thirty-five (35%) percent of the Participant's compensation for such year.

                           If the Employee was a Participant as of the first day
                  of the first Limitation Year beginning after December 31, 1986, in one or more defined contribution plans maintained by the Employer which were in existence on May 6, 1986, the numerator of this fraction will be adjusted if the sum of this fraction and the defined benefit fraction would otherwise exceed 1.0 under the terms of this Plan. Under the adjustment, an amount equal to the product of (1) the excess of the sum of the fractions over 1.0 times (2) the denominator of this trust, will be permanently subtracted from the numerator of this fraction. The adjustment is calculated using the fractions as they would be computed as of the end of the last Limitation Year beginning before January 1, 1987, and disregarding any changes in the terms and conditions of the plans made after May 5, 1986, but using the Section 415 limitation applicable to the first Limitation Year beginning on or after January 1, 1987.

                           The annual addition for any Limitation Year begin-
                  ning before January 1, 1987, shall not be recomputed to treat all Employee contributions as annual additions.

         (h) "Employer" means the Employer that adopts this Plan, and all members of a controlled group of corporations (as defined in Section 414(b) of the Code, as modified by Code Section 415(h)), all commonly controlled trades or business (as defined in Code Section 414(c) as modified by Code Section 415(h)), or affiliated service groups (as defined in Code Section 414(m)) of which the adopting Employer is a part, and any other entity required to be aggregated with the Employer pursuant to Code Section 414(o).

         (i) "Highest average compensation" means the average compensation for the three (3) consecutive Years of Service with the Employer that produces the highest aver age. A Year of Service with the Employer is the Years of Service for accrual of benefits.

         (j)      "Limitation Year" means a calendar year, or the twelve
                  (12) consecutive month period in Section 1 of this Plan. All qualified plans maintained by the Employer must use the same Limitation Year. If the Limitation Year is amended to a different twelve (12) consecutive month period, the new Limitation Year must begin on a date within the Limitation Year in which the amendment is made.

         (k)      "Maximum permissible amount" means:

                  (i) The lesser of the defined benefit dollar limitation or one hundred (100%) percent of the Participant's highest average compensation.

                 (ii) If the Participant has less than ten (10) years of participation with the Employer, the defined bene-fit dollar limitation is reduced by one-tenth (1/10th) for each year of participation (or part thereof) less than ten (10). If the Participant has less than ten (10) Years of Service with the Employer, the compensation limitation is reduced by one-tenth (1/10th) for each Year of Service (or part thereof) less than ten (10). The adjustments of this subsection (b) shall be applied in the denominator of the defined benefit fraction based upon Years of Service. Years of Service shall include future years occurring before the Partic-pant's Normal Retirement Age. Such future years shall include the year which contains the date the Participant reaches Normal Retirement Age, only if it can be reasonably anticipated that the Partici-pant will receive a Year of Service for such year.

            (iii) If the annual benefit of the Participant commences before the Participant's social security retirement age, but on or after age sixty-two (62), the defined benefit dollar limitation as reduced above, if necessary, shall be determined as follows:

                           (A) If a Participant's social security retirement age is sixty-five (65), the dollar limitation for benefits commencing on or after age six-ty-two (62) is determined by reducing the defined benefit dollar limitation by five-ninths (5/9ths) of one (1%) percent for each month by which benefits commence before the month in which the Participant attains age sixty-five (65).

                           (B) If a Participant's social security retirement age is greater than sixty-five
                                   (65),  the dollar  limitation  for  benefits
                                   commencing on or after age sixty-two (62) is
                                   determined by
                                   reducing the defined benefit dollar limita-
                                   tion by  five-ninths  (5/9ths)  of one  (1%)
                                   percent  for  each of the  first  thirty-six
                                   (36) months and five-twelfths (5/12ths) of one (1%) percent for each of the additional months (up to twenty-four (24) months) by which benefit commence before the month of the Participant's social security retirement age.

                 (iv) If the annual benefit of the Participant commences prior to age sixty-two (62), the defined benefit dollar limitation shall be the actuarial equiva-lent of an annual benefit beginning at age sixty-two (62), as determined above, reduced for each month by which benefits commence before the month in which the Participant attains age sixty-two
                           (62). To determine actuarial equivalence, the interest rate assumption is the greater of the rate specified in the Actuarial Equivalent defini-tion or five (5%) percent. Any decrease in the defined benefit dollar limitation determined in accordance with this provision (iv) shall not reflect the mortality decrement to the extent that benefits will not be forfeited upon the death of the Participant.

                  (v) If the annual benefit of a Participant commences after the Participant's social security retirement age, the defined benefit dollar limitation as reduced in (ii) above, if necessary, shall be adjusted so that it is the actuarial equivalent of an annual benefit of such dollar limitation begin-ning at the Participant's social security retire ment age. To determine actuarial equivalence, the interest rate assumption used is the lesser of the rate specified in the Actuarial Equivalent defini tion or five (5%) percent.

         (l) "Projected annual benefit" means the annual benefit as defined in Section 17.3(b) to which the Participant would be entitled under the terms of the Plan assuming:

                  (i) the Participant will continue employment until Normal Retirement Age under the Plan (or current age, if later), and

                 (ii) the Participant's compensation for the current Limitation Year and all other relevant factors used to determine benefits under the Plan will remain constant for all future Limitation Years.

         (m) "Social security retirement age" means age sixty-five (65) in the case of a Participant attaining age sixty-two (62) before January 1, 2000 (i.e., born before

                  January 1, 1938), age sixty-six (66) for a Participant attaining age sixty-two (62) after December 31, 1999, and before January 1, 2017 (i.e., born after December 31, 1937, but before January 1, 1955), and age sixty-seven (67) for a Participant attaining age sixty- two (62) after December 31, 2016 (i.e., born after December 31, 1954).

         (n) "Year of participation" means the Participant shall be credited with a year of participation (computed to fractional parts of a year) for each accrual computa-tion period for which the following conditions are met:
                  (1) the Participant is credited with at least the number of Hours of Service (or period of service if the elapsed time method is used) for benefit accrual pur-poses, required under the terms of the Plan in order to accrue a benefit for the accrual computation period, and (2) the Participant is included as a Participant under the eligibility provisions of the Plan for at least one (1) day of the accrual computation period.
                  If these two conditions are met, the portion of a year of participation credited to the Participant shall equal the amount of benefit accrual service credited to the Participant for such accrual computation period. A Participant who is permanently and totally disabled within the meaning of Section 415(c)(3)(C)(i) of the Code for an accrual computation period shall receive a year of participation with respect to that period. In addition, for a Participant to receive a year of par-ticipation (or part thereof) for an accrual computation period, the Plan must be established no later than the last day of such accrual computation period. In no event will more than one (1) year of participation be credited for any twelve (12) month period.

         17.4 In the event the sum of a Participant's defined benefit fraction and defined contribution fraction should exceed 1.0 for any limitation year, then the following corrective measures shall be taken:
         The defined contribution fraction shall be reduced.
                   SECTION 18 - Rollovers and Other Transfers
                   ----------   -----------------------------
         18.1 Any Employee may file a written petition with the Committee requesting that the Trustee accept a rollover contribution from such Employee or a direct transfer from another qualified plan or individual retirement account. The Committee, in its sole discretion, shall determine whether or not such Employee shall be permitted to make a rollover contribution or direct transfer to the Trust Fund. Any written petition shall set forth the amount of the rollover amount, the nature of the property in the rollover amount, and a statement, satisfactory to the Commit tee, that such contribution constitutes a rollover amount as defined in this Section. The Trustee shall hold any such contribution in a segregated account for the Employee making such contribution. The Employee shall at all times be one hundred (100%) percent fully vested in his rollover contribution and any earnings credited thereon. The Trustee may invest and reinvest the rollover amount with the general Trust Fund, in which case it shall share on a pro-rata basis in any earnings, gains, profits, or losses, or the Trustee may separately invest such rollover amount in a bank or savings and loan association, in United States Treasury Bills or Bonds, or other fixed income securities, or any combination thereof, as the Trustee shall decide, in which case it shall not share in any earnings, gains, profits, or losses of the Trust Fund. The Committee shall instruct the Trustee whether the rollover amount is to be invested as part of the general Trust Fund. Any rollover or transfer shall meet the requirements of Code Sections 402(a)(5)(E) and 411(d)(6).
         18.2 The term rollover amount shall mean any rollover amount or rollover contribution defined in (a) Code Section 402(a)(5) or Code Section 403(a)(4) relating to certain lump sum distributions from a trust or annuity described in Code Section 401(a) or Code Section 403(a); or (b) Code Section 408(d)(3) relating to certain distributions from an Individual Retirement

Account or an Individual Retirement Annuity; or (c) Code Section 409(b)(3)(C) relating to certain distributions from a retirement bond.
         18.3 The Trustee may, with the approval of the Committee, receive and hold as part of the Trust Fund assets transferred directly from the trustee or custodian of any other retirement plan which is qualified under Code Section 401, as amended or superseded, as evidenced by a current favorable determination letter issued by the Commissioner of Internal Revenue or his proper delegate, provided such transfer meets the requirements of Code Section 411(d)(6). The assets received in such transfer shall be one hundred (100%) percent fully vested and shall be held in a separate account for such Participants.
         18.4 Any amount transferred or rolled over by an Employee to the Plan under this Section 18 shall be used to provide additional benefits to such Employee at the time benefits are otherwise payable under this Plan.
                      SECTION 19 - Miscellaneous Provisions
                      ----------   ------------------------
         19.1 The adoption and maintenance of this Plan and Trust shall not be deemed to constitute a contract, expressed or implied, between the Employer and any Employee or to be a consideration for, or inducement or condition of, the employment of any person. Nothing herein contained shall be deemed to give any Employee the right to be retained in the employ of the Employer or to interfere with the right of the Employer to discharge any Employee at any time, nor shall it give the Employer the right to require the Employee to remain in its employ. Neither the Employer nor the Trustee or the Committee shall be responsible for the validity of any policies or for the failure on the part of any insurer to make any payments or provide any benefit under any policy, or for the action of any person or persons which may render any policy invalid or unenforceable. Neither the Employer nor the Trustee shall be responsible for any inability to perform or delay in performing any act occasioned by any restriction or provisions of any policy, or imposed by any insurer or by any other person. In case it becomes impossible for the Employer or the Trustee to perform any act under this Trust, that act shall be performed which, in the judgment of the Trustee, will most nearly carry out the intent and purpose of this Trust. All parties to this Plan and Trust, or in any way interested herein, shall be bound by any acts performed under such conditions.
         19.2 The parties to this Plan and Trust, and all persons claiming any interest whatsoever hereunder, agree to perform any and all acts and execute any and all documents and papers which may be necessary or desirable for the carrying out of this Plan and Trust or any of its provisions.
         19.3 All legal questions pertaining to the Plan shall be determined in accordance with the laws of the State of South Carolina, unless pre-empted under Federal law.
         19.4 Headings of Sections are included solely for convenience of reference, and if there is any conflict between such headings and text, the text shall control.
         19.5 As used in this Plan and Trust, the masculine gender shall include the feminine, and the singular shall include the plural, unless the context clearly indicates otherwise.

         19.6 The right of any Participant or his Beneficiary to any benefit or any payment herein or to any separate account or insurance contact shall not be subject to voluntary or involuntary transfer, alienation or assignment, and shall not be subject to attachment, execution, garnishment, or other legal or equitable process. If such Participant or Beneficiary shall attempt to assign, transfer, or dispose of such right, or if an attempt is made to subject such right to attachment, execution, garnishment, or other legal or equitable process, such attempt shall be null and void. The preceding sentence shall also apply to the creation, assignment, or recognition of a right to any benefit pay able with respect to a Participant pursuant to a domestic relations order, unless such order is determined to be a qualified domestic relations order, as defined in Code Section 414(p), or any domestic relations order entered into before January 1, 1985.
         19.7 No provision of this Plan and Trust is purported to relieve any fiduciary from liability for any responsibilities, obligations, or duties imposed on such fiduciary by ERISA, including any amendments thereto.
         19.8 In the event and to the extent not insured by any insurance company pursuant to provisions of any applicable insurance policy, the Employer shall indemnify and hold harmless any individual Trustees, their assistants and representatives, from any and all claims, demands, suits, losses, damages, and any other liability arising from their responsibilities in connection with this Plan or Trust, unless the same is determined to be due to gross negligence or willful misconduct.

         19.9 No loan shall be made from the Plan and Trust to any Participant or Beneficiary.
                SECTION 20 - Voluntary Participant Contributions
                ----------   -----------------------------------
         20.1 A Participant shall not make, and the Trustee shall not accept, voluntary Participant contributions in this Plan and Trust which are allocated to a separate account. Any Employee contributions which were made for Plan Years beginning after December 31, 1986, together with any matching contributions as defined in Code Section 401(m), will be limited so as to meet the nondiscrimination test of Code Section 401(m). If the Plan has any Employee contributions, then a separate account shall be maintained by the Trustee for the nondeductible voluntary Employee contributions of each Participant. The assets of the Trust will be valued annually at fair market value as of the last day of the Plan Year. On such date, the earnings and losses of the Trust attributable to the accumulated nondeductible voluntary contributions will be allocated to each Participant's nondeductible voluntary contributions account in the ratio that such account balance bears to all such account balances. Employee voluntary contributions (as adjusted for investment experience) shall be nonforfeitable at all times.
         IN WITNESS WHEREOF, the Employer, by its duly authorized officer, and the Trustee, have caused this amended and restated Pension Plan and Trust Agreement to be executed as of the day and year first above written.

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Witnesses to all signatures:                  THE PALMETTO BANK, Employer

/s/ Teresa W. Knight                          By: /s/ L. Leon Patterson

                                              Its: Chairman and Chief Executive
                                                   Officer

                                              THE PALMETTO BANK, Trustee

                                              By: /s/ James M. Shoemaker, Jr.
                                              Its: Compensation Chairman

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